JOHN HANCOCK

                                  Income Funds

                                     [LOGO]

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Prospectus
May 1, 1998*

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
 o are not bank deposits
 o are not federally insured
 o are not endorsed by any bank or
   government agency
 o are not guaranteed to achieve
   their goal(s)

Some of these funds may invest up to 100% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


*October 1, 1997 for Sovereign Bond Fund


Government Income Fund

High Yield Bond Fund

Intermediate Maturity
Government Fund

Sovereign Bond Fund

Sovereign U.S. Government Income Fund

Strategic Income Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

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
A fund-by-fund look at goals,                 Government Income Fund                         4
strategies, risks, expenses and
financial history.                            High Yield Bond Fund                           6

                                              Intermediate Maturity Government Fund          8

                                              Sovereign Bond Fund                           10

                                              Sovereign U.S. Government Income Fund         12

                                              Strategic Income Fund                         14


Policies and instructions for opening,        Your account
maintaining and closing an account
in any income fund.                           Choosing a share class                        16

                                              How sales charges are calculated              16

                                              Sales charge reductions and waivers           17

                                              Opening an account                            18

                                              Buying shares                                 19

                                              Selling shares                                20

                                              Transaction policies                          22

                                              Dividends and account policies                22

                                              Additional investor services                  23


Details that apply to the income              Fund details
funds as a group.
                                              Business structure                            24

                                              Sales compensation                            25

                                              More about risk                               27


                                              For more information                  back cover

Overview

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FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clip Art] Risk factors The major risk factors associated with the fund.

[Clip Art] Portfolio management The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[Clip Art] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GOAL OF THE INCOME FUNDS

John Hancock income funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o want to diversify their portfolios

o are seeking a mutual fund for the income portion of an asset allocation portfolio

o are retired or nearing retirement

Income funds may NOT be appropriate if you:

o are investing for maximum return over a long time horizon

o require absolute stability of your principal

THE MANAGEMENT FIRM


All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

Government Income Fund
REGISTRANT NAME:
JOHN HANCOCK BOND TRUST      TICKER SYMBOL      CLASS A: JHGIX    CLASS B: TSGIX
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GOAL AND STRATEGY

[Clip Art] The fund seeks to earn a high level of current income consistent with preservation of capital. To pursue this goal, the fund invests primarily in U.S. Government and agency securities of any maturity, as described below. Stability of share price is a secondary goal.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries, mortgage-backed securities such as Ginnie Maes, Freddie Macs and Fannie Maes, and repurchase agreements and forward commitments involving these securities.

For liquidity and flexibility, the fund may place up to 20% of assets in high-quality short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities, U.S. dollar-denominated foreign government securities and derivative and leveraged investments, and may engage in other investment practices. Investments in asset-backed and foreign government securities must be in the two highest and four highest rating categories, respectively, or if unrated, be of comparable quality. Up to 10% of assets may be invested in foreign government bonds rated BB/Ba or B (junk bonds).

RISK FACTORS

[Clip Art] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
27. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

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INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

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 Shareholder transaction expenses                           Class A      Class B
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                         4.50%        none

Maximum sales charge imposed on reinvested dividends        none         none

Maximum deferred sales charge                               none(1)      5.00%

Redemption fee(2)                                           none         none

Exchange fee                                                none         none

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 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------

Management fee                                              0.63%        0.63%

12b-1 fee(3)                                                0.25%        1.00%

Other expenses                                              0.25%        0.25%

Total fund operating expenses                               1.13%        1.88%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                       Year 1    Year 3     Year 5       Year 10
--------------------------------------------------------------------------------
 Class A shares                     $56      $79        $104         $176

 Class B shares

  Assuming redemption
  at end of period                  $69      $89        $122         $200

  Assuming no redemption            $19      $59        $102         $200

 This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


4  GOVERNMENT INCOME FUND

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FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by Class B
year-by-year total investment
return (%)                           2.40(6)   10.22  3.71   14.38  8.81(7)  9.86(7)  (6.42)(7)  14.49(7)  3.84  2.02(6)  6.25(6,13)
(scale varies from fund to fund)

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 Class A - period ended:                                                                 10/94(1)          10/95(2)        10/96
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                                             $8.85             $8.75          $9.32
 Net investment income (loss)                                                              0.06              0.72           0.65(4)
 Net realized and unrealized gain (loss) on investments                                   (0.10)             0.57          (0.25)
 Total from investment operations                                                         (0.04)             1.29           0.40
 Less distributions:
    Dividends from net investment income                                                  (0.06)            (0.72)         (0.65)
 NAV, end of period                                                                       $8.75             $9.32          $9.07
 Total investment return at NAV(5) (%)                                                    (0.45)(6)         15.32(7)        4.49
 Total adjusted investment return at NAV(5) (%)                                           (0.46)(6)         15.28             --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                               223           470,569        396,323
 Ratio of expenses to average net assets(7) (%)                                            0.12(6)           1.19           1.17
 Ratio of net investment income (loss) to average net assets(7) (%)                        0.71(6)           7.38           7.10
 Portfolio turnover rate (%)                                                                 92               102(9)         106
 Debt outstanding at end of period (000s omitted)(10) ($)                                    --                --             --
 Average daily amount of debt outstanding during the period (000s omitted)(10) ($)          349               N/A            N/A
 Average monthly number of shares outstanding during the period (000s omitted)           28,696               N/A            N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                                                 0.01               N/A            N/A

------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                                                    5/97(3)            11/97(13)
------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                                                $9.07             $8.93
 Net investment income (loss)                                                                 0.37(4)           0.31(4)
 Net realized and unrealized gain (loss) on investments                                      (0.14)             0.27
 Total from investment operations                                                             0.23              0.58
 Less distributions:
    Dividends from net investment income                                                     (0.37)            (0.31)
 NAV, end of period                                                                          $8.93             $9.20
 Total investment return at NAV(5) (%)                                                        2.57(6)           6.65(6)
 Total adjusted investment return at NAV(5) (%)                                                 --                --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                                              359,758           353,318
 Ratio of expenses to average net assets(7) (%)                                               1.13(8)           1.13(8)
 Ratio of net investment income (loss) to average net assets(7) (%)                           7.06(8)           6.92(8)
 Portfolio turnover rate (%)                                                                   129                53
 Debt outstanding at end of period (000s omitted)(10) ($)                                       --                --
 Average daily amount of debt outstanding during the period (000s omitted)(10) ($)             N/A               N/A
 Average monthly number of shares outstanding during the period (000s omitted)                 N/A               N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                                                     N/A               N/A

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 Class B - period ended:                                          10/88(1)          10/89         10/90         10/91       10/92
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                         $10.58           $10.01         $9.98         $9.37       $9.79
 Net investment income (loss)                                       0.69(4)          0.98          0.88          0.89        0.80
 Net realized and unrealized gain (loss) on investments            (0.45)           (0.01)        (0.54)         0.40        0.03
 Total from investment operations                                   0.24             0.97          0.34          1.29        0.83
 Less distributions:
    Dividends from net investment income                           (0.64)           (1.00)        (0.95)        (0.87)      (0.79)
    Distributions from net realized gain on investments sold       (0.17)              --            --            --          --
    Total distributions:                                           (0.81)           (1.00)        (0.95)        (0.87)      (0.79)
 NAV, end of period                                               $10.01            $9.98         $9.37         $9.79       $9.83
 Total investment return at NAV(5) (%)                              2.40(6)         10.22          3.71         14.38        8.81(7)
 Total adjusted investment return at NAV(5,11) (%)                  1.02(6)          9.40          3.67            --        8.66
 Ratios and supplemental data
 Net assets end of period (000s omitted) ($)                       6,966           26,568        64,707       129,014     225,540
 Ratio of expenses to average net assets (%)                        1.38(6)          2.00          2.00          2.00        2.00(7)
 Ratio of adjusted expenses to average net assets(12) (%)           2.76(6)          2.82          2.04            --          --
 Ratio of net investment income (loss) to average
 net assets (%)                                                     6.34(6)          9.64          9.22          9.09        8.03(7)
 Ratio of adjusted net investment income (loss)
 to average net assets(12) (%)                                      4.96(6)          8.82          9.18            --          --
 Portfolio turnover rate (%)                                         174              151            83           162         112
 Fee reduction per share ($)                                        0.15             0.08         0.004            --          --
 Debt outstanding at end of period (000s omitted)(10) ($)             --               --            --            --          --
 Average daily amount of debt outstanding during the
 period (000s omitted)(10) ($)                                        --               --            --            --       6,484
 Average monthly number of shares outstanding during
 the period (000s omitted)                                            --               --            --            --      18,572
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                            --               --            --            --        0.35


------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                              10/93            10/94           10/95(2)          10/96
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                             $9.83           $10.05            $8.75            $9.32
 Net investment income (loss)                                          0.70             0.65             0.65             0.58(4)
 Net realized and unrealized gain (loss) on investments                0.24            (1.28)            0.57            (0.24)
 Total from investment operations                                      0.94            (0.63)            1.22             0.34
 Less distributions:
    Dividends from net investment income                              (0.72)           (0.65)           (0.65)           (0.58)
    Distributions from net realized gain on investments sold             --            (0.02)              --               --
    Total distributions:                                              (0.72)           (0.67)           (0.65)           (0.58)
 NAV, end of period                                                  $10.05            $8.75            $9.32            $9.08
 Total investment return at NAV(5) (%)                                 9.86(7)         (6.42)(7)        14.49(7)          3.84
 Total adjusted investment return at NAV(5,11) (%)                     9.85            (6.43)           14.47               --
 Ratios and supplemental data
 Net assets end of period (000s omitted) ($)                        293,413          241,061          226,954          178,124
 Ratio of expenses to average net assets (%)                           2.00(7)          1.93(7)          1.89(7)          1.90
 Ratio of adjusted expenses to average net assets(12) (%)                --               --               --               --
 Ratio of net investment income (loss) to average
 net assets (%)                                                        7.06(7)          6.98(7)          7.26(7)          6.37
 Ratio of adjusted net investment income (loss)
 to average net assets(12) (%)                                           --               --               --               --
 Portfolio turnover rate (%)                                            138               92              102(9)           106
 Fee reduction per share ($)                                             --               --               --               --
 Debt outstanding at end of period (000s omitted)(10) ($)                --               --               --               --
 Average daily amount of debt outstanding during the
 period (000s omitted)(10) ($)                                          503              349              N/A              N/A
 Average monthly number of shares outstanding during
 the period (000s omitted)                                           26,378           28,696              N/A              N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                             0.02             0.01              N/A              N/A


----------------------------------------------------------------------------------------------
 Class B - period ended:                                            5/97(3)          11/97(13)
----------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                           $9.08            $8.93
 Net investment income (loss)                                        0.33(4)          0.28(4)
 Net realized and unrealized gain (loss) on investments             (0.15)            0.27
 Total from investment operations                                    0.18             0.55
 Less distributions:
    Dividends from net investment income                            (0.33)           (0.28)
    Distributions from net realized gain on investments sold           --               --
    Total distributions:                                            (0.33)           (0.28)
 NAV, end of period                                                 $8.93            $9.20
 Total investment return at NAV(5) (%)                               2.02(6)          6.25(6)
 Total adjusted investment return at NAV(5,11) (%)                     --               --
 Ratios and supplemental data
 Net assets end of period (000s omitted) ($)                      153,390          147,385
 Ratio of expenses to average net assets (%)                         1.87(8)          1.88(8)
 Ratio of adjusted expenses to average net assets(12) (%)              --               --
 Ratio of net investment income (loss) to average
 net assets (%)                                                      6.32(8)          6.18(8)
 Ratio of adjusted net investment income (loss)
 to average net assets(12) (%)                                         --               --
 Portfolio turnover rate (%)                                          129               53
 Fee reduction per share ($)                                           --               --
 Debt outstanding at end of period (000s omitted)(10) ($)              --               --
 Average daily amount of debt outstanding during the
 period (000s omitted)(10) ($)                                        N/A              N/A
 Average monthly number of shares outstanding during
 the period (000s omitted)                                            N/A              N/A
 Average daily amount of debt outstanding per share
 during the period(10) ($)                                            N/A              N/A


(1) Class A and Class B shares commenced operations on September 30, 1994 and February 23, 1988, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.

(7) Excludes interest expense, which equalled 0.04% for Class A for the year ended October 31, 1995 and 0.15%, 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1992, 1993, 1994 and 1995, respectively.

(8)   Annualized.
(9)   Portfolio turnover rate excludes merger activity.
(10) Debt outstanding consists of reverse repurchase agreements entered into during the year.
(11) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(12)  Unreimbursed, without fee reduction.
(13)  Unaudited.


                                                        GOVERNMENT INCOME FUND 5

High Yield Bond Fund

REGISTRANT NAME: JOHN HANCOCK BOND TRUST
                 TICKER SYMBOL    CLASS A: JHHBX  CLASS B: TSHYX   CLASS C: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to maximize current income without assuming undue risk. To pursue this goal, the fund invests primarily in junk bonds, i.e. lower-rated, higher-yielding debt securities.

Because the performance of junk bonds has historically been influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook.

The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in bonds rated lower than BBB/Baa and their unrated equivalents. Up to 30% of assets may be invested in bonds rated CC/Ca. Up to 40% of assets may be invested in the securities of issuers in the electric utility and telephone industries. For all other industries, the limitation is 25% of assets.

Types of bonds include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations.

The fund may also invest up to 20% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including restricted securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] Investors should expect greater fluctuations in share price, yield and total return compared with less aggressive bond funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of junk bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared with issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Before you invest, please read "More about risk" starting on page 27.

PORTFOLIO MANAGEMENT

[Clip Art] Arthur N. Calavritinos, CFA, leader of the fund's portfolio management team since July 1995, is a vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1987.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Because no Class C shares were issued or outstanding during the past year, Class C expenses are based on Class B expenses. Future expenses may be greater or less.



--------------------------------------------------------------------------------
 Shareholder transaction expenses              Class A     Class B     Class C
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 purchases (as a percentage of
 offering price)                               4.50%       none        none

 Maximum sales charge imposed on
 reinvested dividends                          none        none        none

 Maximum deferred sales charge                 none(1)     5.00%       1.00%

 Redemption fee(2)                             none        none        none

 Exchange fee                                  none        none        none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------

 Management fee                                0.54%       0.54%       0.54%

 12b-1 fee(3)                                  0.25%       1.00%       1.00%

 Other expenses                                0.25%       0.25%       0.25%

 Total fund operating expenses                 1.04%       1.79%       1.79%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $55         $77         $100        $166

 Class B shares

    Assuming redemption
    at end of period             $68         $86         $117        $191

    Assuming no redemption       $18         $56         $97         $191

 Class C shares

    Assuming redemption
    at end of period             $28         $56         $97         $211

    Assuming no redemption       $18         $56         $97         $211

  This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)   Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young
LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as
indicated by Class B
year-by-year total
investment return (%)            (0.10)(6)  9.77   (4.51)  (8.04)  34.21  11.56  21.76  (1.33)  7.97     15.24  10.06(6)  8.27(6,11)
(scale varies from fund to fund)                                                                                 seven      six
                                                                                                                 months    months


------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                             10/93(1)         10/94          10/95(2)      10/96
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                         $8.10           $8.23           $7.33        $7.20
 Net investment income (loss)                                          0.33            0.80(4)         0.72         0.76(4)
 Net realized and unrealized gain (loss) on investments                0.09           (0.83)          (0.12)        0.35
 Total from investment operations                                      0.42           (0.03)           0.60         1.11
 Less distributions:
    Dividends from net investment income                              (0.29)          (0.82)          (0.73)       (0.76)
    Distributions from net realized gain on investments sold             --           (0.05)             --           --
    Total distributions                                               (0.29)          (0.87)          (0.73)       (0.76)
 NAV, end of period                                                   $8.23           $7.33           $7.20        $7.55
 Total investment return at NAV(5) (%)                                 4.96(6)        (0.59)           8.83        16.06
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                         2,344          11,696          26,452       52,792
 Ratio of expenses to average net assets (%)                           0.91(7)         1.16            1.16         1.10
 Ratio of net investment income (loss) to average net assets (%)      12.89(7)        10.14           10.23        10.31
 Portfolio turnover rate (%)                                            204             153              98          113
 Average Brokerage Commission Rate(8)($)                                 --              --              --           --

-----------------------------------------------------------------------------------------------
 Class A - period ended:                                             5/97(3)          11/97(11)
-----------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                         $7.55           $7.87
 Net investment income (loss)                                          0.45            0.39
 Net realized and unrealized gain (loss) on investments                0.32            0.28
 Total from investment operations                                      0.77            0.67
 Less distributions:
    Dividends from net investment income                              (0.45)          (0.39)
    Distributions from net realized gain on investments sold             --              --
    Total distributions                                               (0.45)          (0.39)
 NAV, end of period                                                   $7.87           $8.15
 Total investment return at NAV(5) (%)                                10.54(6)         8.68(6)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        97,925         165,597
 Ratio of expenses to average net assets (%)                           1.05(7)         0.94(7)
 Ratio of net investment income (loss) to average net assets (%)      10.19(7)         9.51(7)
 Portfolio turnover rate (%)                                             78              61
 Average Brokerage Commission Rate(8)($)                             0.0583          0.0626


---------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                10/87(1)          10/88            10/89         10/90         10/91
---------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                $9.95            $9.94            $9.70         $8.14         $6.45
 Net investment income (loss)                             0.01             1.07(4)          1.16          1.09          0.98
 Net realized and unrealized gain (loss)
 on investments                                          (0.02)           (0.14)           (1.55)        (1.68)         1.06
 Total from investment operations                        (0.01)            0.93            (0.39)        (0.59)         2.04
 Less distributions:
    Dividends from net investment income                    --            (1.17)           (1.14)        (1.09)        (0.98)
    Distributions from net realized gain on
    investments sold                                        --               --               --            --            --
    Distributions from capital paid-in                      --               --            (0.03)        (0.01)        (0.07)
    Total distributions                                     --            (1.17)           (1.17)        (1.10)        (1.05)
 NAV, end of period                                      $9.94            $9.70            $8.14         $6.45         $7.44
 Total investment return at NAV(5) (%)                   (0.10)(6)         9.77            (4.51)        (8.04)        34.21
 Total adjusted investment return at NAV(5,9) (%)        (0.41)(6)         9.01            (4.82)        (8.07)           --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)              110           20,852           33,964        37,097        72,023
 Ratio of expenses to average net assets (%)              0.03(6)          2.00             2.20          2.22          2.24
 Ratio of adjusted expenses to average
 net assets(10) (%)                                       0.34(6)          2.76             2.51          2.25            --
 Ratio of net investment income (loss) to
 average net assets (%)                                   0.09(6)         10.97            12.23         14.59         13.73
 Ratio of adjusted net investment income (loss)
 to average net assets(10) (%)                           (0.22)(6)        10.21            11.92         14.56            --
 Portfolio turnover rate (%)                                --               60              100            96            93
 Fee reduction per share ($)                              0.03             0.07             0.03         0.002            --
 Average Brokerage Commission Rate(8)($)                    --               --               --            --            --

-----------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                              10/92         10/93         10/94           10/95(2)       10/96
-----------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                             $7.44         $7.43         $8.23            $7.33         $7.20
 Net investment income (loss)                          0.87          0.80          0.74(4)          0.67          0.70(4)
 Net realized and unrealized gain (loss)
 on investments                                       (0.04)         0.75         (0.83)           (0.13)         0.35
 Total from investment operations                      0.83          1.55         (0.09)            0.54          1.05
 Less distributions:
    Dividends from net investment income              (0.84)        (0.75)        (0.76)           (0.67)        (0.70)
    Distributions from net realized gain on
    investments sold                                     --            --         (0.05)              --            --
    Distributions from capital paid-in                   --            --            --               --            --
    Total distributions                               (0.84)        (0.75)        (0.81)           (0.67)        (0.70)
 NAV, end of period                                   $7.43         $8.23         $7.33            $7.20         $7.55
 Total investment return at NAV(5) (%)                11.56         21.76         (1.33)            7.97         15.24
 Total adjusted investment return at NAV(5,9) (%)        --            --            --               --            --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)        98,560       154,214       160,739          180,586       242,944
 Ratio of expenses to average net assets (%)           2.25          2.08          1.91             1.89          1.82
 Ratio of adjusted expenses to average
 net assets(10) (%)                                      --            --            --               --            --
 Ratio of net investment income (loss) to
 average net assets (%)                               11.09         10.07          9.39             9.42          9.49
 Ratio of adjusted net investment income (loss)
 to average net assets(10) (%)                           --            --            --               --            --
 Portfolio turnover rate (%)                            206           204           153               98           113
 Fee reduction per share ($)                             --            --            --               --            --
 Average Brokerage Commission Rate(8)($)                 --            --            --               --            --

--------------------------------------------------------------------------------
 Class B - period ended:                             5/97(3)           11/97(11)
--------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                             $7.55            $7.87
 Net investment income (loss)                          0.42             0.36
 Net realized and unrealized gain (loss)
 on investments                                        0.32             0.28
 Total from investment operations                      0.74             0.64
 Less distributions:
    Dividends from net investment income              (0.42)           (0.36)
    Distributions from net realized gain on
    investments sold                                     --               --
    Distributions from capital paid-in                   --               --
    Total distributions                               (0.42)           (0.36)
 NAV, end of period                                   $7.87            $8.15
 Total investment return at NAV(5) (%)                10.06(6)          8.27(6)
 Total adjusted investment return at NAV(5,9) (%)        --               --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)       379,024          580,858
 Ratio of expenses to average net assets (%)           1.80(7)          1.69(7)
 Ratio of adjusted expenses to average
 net assets(10) (%)                                      --               --
 Ratio of net investment income (loss) to
 average net assets (%)                                9.45(7)          8.78(7)
 Ratio of adjusted net investment income (loss)
 to average net assets(10) (%)                           --               --
 Portfolio turnover rate (%)                             78               61
 Fee reduction per share ($)                             --               --
 Average Brokerage Commission Rate(8)($)             0.0583           0.0626


(1) Class A and Class B shares commenced operations on June 30, 1993 and October 26, 1987, respectively.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year changed from October 31 to May 31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7)   Annualized.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(10)  Unreimbursed, without fee reduction.
(11)  Unaudited.


                                                         HIGH YIELD BOND FUND  7

Intermediate Maturity Government Fund

REGISTRANT NAME:
JOHN HANCOCK BOND TRUST         TICKER SYMBOL     CLASS A: TAUSX  CLASS B: TSUSX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to earn a high level of current income consistent with preservation of capital and maintenance of liquidity. To pursue this goal, the fund invests primarily in U.S. Government securities of any maturity, as described below. The fund's weighted average maturity will typically be between three and ten years.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 80% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes. The fund may invest up to 20% in asset-backed securities or corporate debt securities rated AAA/Aaa and their unrated equivalents.

For liquidity and flexibility, the fund may place up to 20% of assets in high-quality short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
27. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Roger C. Hamilton, leader of the fund's portfolio management team since January 1992 (with the fund's previous adviser), is a vice president of the adviser. He joined John Hancock Funds in December 1994 and has been in the investment business since 1980.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                       Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    3.00%        none

 Maximum sales charge imposed on
 reinvested dividends                                   none         none

 Maximum deferred sales charge                          none(1)      3.00%

 Redemption fee(2)                                      none         none

 Exchange fee                                           none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                         0.40%        0.40%

 12b-1 fee                                              0.25%        1.00%

 Other expenses                                         0.70%        0.70%

 Total fund operating expenses                          1.35%        2.10%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $43         $71         $102        $188

 Class B shares

    Assuming redemption
    at end of period             $51         $86         $113        $198

    Assuming no redemption       $21         $66         $113        $198

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).


8  INTERMEDIATE MATURITY GOVERNMENT FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young
LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  1.96(7)   6.08    2.51    3.98    5.60  4.56    2.13(7)    5.85(7,12)
(scale varies from fund to fund)                                                           two        six
                                                                                          months     months


-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                       3/92(1)              3/93             3/94
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value("NAV"), beginning of period                                    $10.00             $10.03           $10.05
Net investment income (loss)                                                     0.17               0.58             0.41
Net realized and unrealized gain (loss) on investments                           0.03               0.02            (0.16)
Total from investment operations                                                 0.20               0.60             0.25
Less distributions:
   Dividends from net investment income                                         (0.17)             (0.58)           (0.41)
Distributions from net realized gain on investments sold                           --                 --               --
Total distributions                                                             (0.17)             (0.58)           (0.41)
NAV, end of period                                                             $10.03             $10.05            $9.89
Total investment return at NAV(5) (%)                                            1.96(7)            6.08             2.51
Total adjusted investment return at NAV(5,6) (%)                                 1.68(7)            5.53             2.27
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   13,775             33,273           24,310
Ratio of expenses to average net assets(8) (%)                                   0.50(8,9)          0.50(8)          0.75(8)
Ratio of adjusted expenses to average net assets(10) (%)                         1.62(8,9)          1.05(8)          0.99(8)
Ratio of net investment income (loss) to average net assets (%)                  6.47(9)            5.47             4.09
Ratio of adjusted net investment income (loss) to average assets(10) (%)         5.35(9)            4.92             3.85
Fee reduction per share(4) ($)                                                   0.11               0.06             0.02
Portfolio turnover rate (%)                                                         1                186              244

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                  3/95(2)           3/96              3/97          5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value("NAV"), beginning of period                               $9.89            $9.79             $9.69         $9.37
Net investment income (loss)                                               0.49             0.62              0.67          0.11(4)
Net realized and unrealized gain (loss) on investments                    (0.11)           (0.08)            (0.25)         0.09
Total from investment operations                                           0.38             0.54              0.42          0.20
Less distributions:
   Dividends from net investment income                                   (0.48)           (0.64)            (0.66)        (0.11)
Distributions from net realized gain on investments sold                     --               --             (0.08)           --
Total distributions                                                       (0.48)           (0.64)            (0.74)        (0.11)
NAV, end of period                                                        $9.79            $9.69             $9.37         $9.46
Total investment return at NAV(5) (%)                                      3.98             5.60              4.56          2.13(7)
Total adjusted investment return at NAV(5,6) (%)                           3.43             4.83              4.19          1.93(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             12,950           29,024            22,043        22,755
Ratio of expenses to average net assets(8) (%)                             0.80(8)          0.75(8)           0.75          0.75(9)
Ratio of adjusted expenses to average net assets(10) (%)                   1.35(8)          1.45(8)           1.12          1.92(9)
Ratio of net investment income (loss) to average net assets (%)            4.91             6.49              6.99          7.07(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)   4.36             5.79              6.62          5.90(9)
Fee reduction per share(4) ($)                                             0.05             0.07              0.04          0.02
Portfolio turnover rate (%)                                                 341              423(11)           427            77

-----------------------------------------------------------------------------------------
Class A - period ended:                                                         11/97(12)
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value("NAV"), beginning of period                                     $9.46
Net investment income (loss)                                                     0.32(4)
Net realized and unrealized gain (loss) on investments                           0.23
Total from investment operations                                                 0.55
Less distributions:
   Dividends from net investment income                                         (0.32)
Distributions from net realized gain on investments sold                           --
Total distributions                                                             (0.32)
NAV, end of period                                                              $9.69
Total investment return at NAV(5) (%)                                            5.85(7)
Total adjusted investment return at NAV(5,6) (%)                                 5.59(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                   21,502
Ratio of expenses to average net assets(8) (%)                                   0.75(9)
Ratio of adjusted expenses to average net assets(10) (%)                         1.27(9)
Ratio of net investment income (loss) to average net assets (%)                  6.56(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)         6.04(9)
Fee reduction per share(4) ($)                                                   0.02
Portfolio turnover rate (%)                                                       263


-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                       3/92(1)              3/93             3/94
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
NAV, beginning of period                                                       $10.00             $10.03           $10.05
Net investment income (loss)                                                     0.15               0.51             0.34
Net realized and unrealized gain (loss) on investments                           0.03               0.02            (0.16)
Total from investment operations                                                 0.18               0.53             0.18
Less distributions:
   Dividends from net investment income                                         (0.15)             (0.51)           (0.34)
Distributions from net realized gain on investments sold                           --                 --               --
Total distributions                                                             (0.15)             (0.51)           (0.34)
NAV, end of period                                                             $10.03             $10.05            $9.89
Total investment return at NAV(5) (%)                                            1.80(7)            5.40             1.85
Total adjusted investment return at NAV(5,6) (%)                                 1.52(7)            4.85             1.61
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    1,630             13,753           11,626
Ratio of expenses to average net assets(8) (%)                                   1.15(8,9)          1.15(8)          1.40(8)
Ratio of adjusted expenses to average net assets(10) (%)                         2.27(8,9)          1.70(8)          1.64(8)
Ratio of net investment income (loss) to average net assets (%)                  5.85(9)            4.82             3.44
Ratio of adjusted net investment income (loss) to average assets(10) (%)         4.73(9)            4.27             3.20
Fee reduction per share(4) ($)                                                   0.11               0.06             0.02
Portfolio turnover rate (%)                                                         1                186              244



------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                  3/95(2)           3/96              3/97          5/97(3)
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
NAV, beginning of period                                                  $9.89            $9.79             $9.69         $9.37
Net investment income (loss)                                               0.43             0.57              0.60          0.10(4)
Net realized and unrealized gain (loss) on investments                    (0.11)           (0.10)            (0.24)         0.09
Total from investment operations                                           0.32             0.47              0.36          0.19
Less distributions:
   Dividends from net investment income                                   (0.42)           (0.57)            (0.60)        (0.10)
Distributions from net realized gain on investments sold                     --               --             (0.08)           --
Total distributions                                                       (0.42)           (0.57)            (0.68)        (0.10)
NAV, end of period                                                        $9.79            $9.69             $9.37         $9.46
Total investment return at NAV(5) (%)                                      3.33             4.92              3.84          2.01(7)
Total adjusted investment return at NAV(5,6) (%)                           2.78             4.15              3.47          1.81(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                              9,506            8,532             6,779         6,451
Ratio of expenses to average net assets(8) (%)                             1.45(8)          1.40(8)           1.43          1.50(9)
Ratio of adjusted expenses to average net assets(10) (%)                   2.00(8)          2.10(8)           1.80          2.67(9)
Ratio of net investment income (loss) to average net assets (%)            4.26             5.80              6.30          6.04(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)   3.71             5.10              5.93          4.87(9)
Fee reduction per share(4) ($)                                             0.05             0.07              0.04          0.02
Portfolio turnover rate (%)                                                 341              423(11)           427            77



-----------------------------------------------------------------------------------------
Class B - period ended:                                                         11/97(12)
-----------------------------------------------------------------------------------------
Per share operating performance
NAV, beginning of period                                                        $9.46
Net investment income (loss)                                                     0.28(4)
Net realized and unrealized gain (loss) on investments                           0.23
Total from investment operations                                                 0.51
Less distributions:
   Dividends from net investment income                                         (0.28)
Distributions from net realized gain on investments sold                           --
Total distributions                                                             (0.28)
NAV, end of period                                                              $9.69
Total investment return at NAV(5) (%)                                            5.45(7)
Total adjusted investment return at NAV(5,6) (%)                                 5.19(7)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                    8,123
Ratio of expenses to average net assets(8) (%)                                   1.50(9)
Ratio of adjusted expenses to average net assets(10) (%)                         2.02(9)
Ratio of net investment income (loss) to average net assets (%)                  5.79(9)
Ratio of adjusted net investment income (loss) to average assets(10) (%)         5.27(9)
Fee reduction per share(4) ($)                                                   0.02
Portfolio turnover rate (%)                                                       263


(1)   Class A and Class B shares commenced operations on December 31, 1991.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3)   Effective May 31, 1997, the fiscal year end changed from March 31 to May
      31.
(4)   Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Not annualized.

(8) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from the Adjustable U.S. Government fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.

(9)   Annualized.
(10)  Unreimbursed, without fee reduction.
(11)  Portfolio turnover rate excludes merger activity.
(12)  Unaudited.


                                        INTERMEDIATE MATURITY GOVERNMENT FUND  9

Sovereign Bond Fund

REGISTRANT NAME:
JOHN HANCOCK SOVEREIGN BOND FUND  TICKER SYMBOL   CLASS A: JHNBX  CLASS B: JHBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. To pursue this goal, the fund invests in a diversified portfolio of marketable debt securities. These securities are primarily investment grade, although up to 25% of assets may be invested in junk bonds rated as low as CC/Ca and their unrated equivalents. The fund does not concentrate its investments in any particular industry.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in corporate and government bonds and debentures. Typically, at least 75% of assets will be:

o securities of any type of issuer that are rated among the four highest Moody's or S&P rating categories and their unrated equivalents

o U.S. Government and agency securities

o cash and cash-equivalents

The fund may invest up to 25% of assets in U.S. dollar-denominated foreign securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including asset-backed securities and derivatives and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] Investors should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. To the extent that it invests in certain securities, the fund may be affected by additional risks:

o junk bonds: above-average credit, market and other risks

o foreign securities: currency, information, natural event and political risks

o mortgage-backed securities: extension and prepayment risks

These risks are defined in "More about risk" starting on page 27. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] James K. Ho, CFA, leader of the fund's portfolio management team since March 1988, is an executive vice president of the adviser. He joined John Hancock Funds in 1985 and has been in the investment business since 1977.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                       Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    4.50%        none

 Maximum sales charge imposed on
 reinvested dividends                                   none         none

 Maximum deferred sales charge                          none(1)      5.00%

 Redemption fee(2)                                      none         none

 Exchange fee                                           none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                         0.50%        0.50%

 12b-1 fee(3)                                           0.30%        1.00%

 Other expenses                                         0.31%        0.31%

 Total fund operating expenses                          1.11%        1.81%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56         $78           $103       $173

 Class B shares

    Assuming redemption
    at end of period             $69         $87           $118       $194

    Assuming no redemption       $19         $57            $98       $194

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10   SOVEREIGN BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Ernst & Young
LLP.

[The following table was represented by a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)   1.58    9.82  12.13   6.71  16.59   8.08  11.80  (2.75)  19.40   4.11    2.22(3)
(scale varies from fund to fund)                                                                                      five
                                                                                                                     months

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                  12/87        12/88        12/89        12/90        12/91        12/92
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                    $15.89       $14.53       $14.51       $14.77       $14.33       $15.31
 Net investment income (loss)                              1.40         1.44         1.43         1.32         1.29         1.20
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts              (1.17)       (0.06)        0.27        (0.40)        0.98        (0.01)
 Total from investment operations                          0.23         1.38         1.70         0.92         2.27         1.19
 Less distributions:
    Dividends from net investment income                  (1.53)       (1.40)       (1.44)       (1.35)       (1.29)       (1.21)
    Distributions from net realized gain on
    investments sold and financial futures contracts      (0.06)          --           --           --           --           --
    Distributions from capital paid-in                       --           --           --        (0.01)          --           --
    Total distributions                                   (1.59)       (1.40)       (1.44)       (1.36)       (1.29)       (1.21)
 Net asset value, end of period                          $14.53       $14.51       $14.77       $14.33       $15.31       $15.29
 Total investment return at net asset value(2) (%)         1.58         9.82        12.13         6.71        16.59         8.08
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)         1,095,208    1,103,691    1,110,394    1,103,391    1,249,980    1,386,260
 Ratio of expenses to average net assets (%)               0.82         0.82         0.80         1.31         1.27         1.44
 Ratio of net investment income (loss) to
 average net assets (%)                                    9.32         9.77         9.68         9.18         8.81         7.89
 Portfolio turnover rate (%)                                159           66           64           92           90           87

-------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                  12/93        12/94        12/95           12/96         5/97(1)
-------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                    $15.29       $15.53       $13.90          $15.40       $14.90
 Net investment income (loss)                              1.14         1.12         1.12            1.09         0.44
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts               0.62        (1.55)        1.50           (0.50)       (0.12)
 Total from investment operations                          1.76        (0.43)        2.62            0.59         0.32
 Less distributions:
    Dividends from net investment income                  (1.14)       (1.12)       (1.12)          (1.09)       (0.44)
    Distributions from net realized gain on
    investments sold and financial futures contracts      (0.38)       (0.08)          --              --           --
    Distributions from capital paid-in                       --           --           --              --           --
    Total distributions                                   (1.52)       (1.20)       (1.12)          (1.09)       (0.44)
 Net asset value, end of period                          $15.53       $13.90       $15.40          $14.90       $14.78
 Total investment return at net asset value(2) (%)        11.80        (2.75)       19.40            4.11         2.22(3)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)         1,505,754    1,326,058    1,535,204       1,416,116    1,361,924
 Ratio of expenses to average net assets (%)               1.41         1.26         1.13            1.14         1.11(4)
 Ratio of net investment income (loss) to
 average net assets (%)                                    7.18         7.74         7.58            7.32         7.38(4)
 Portfolio turnover rate (%)                                107           85          103(5)          123           58

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                            12/93(6)        12/94       12/95          12/96        5/97(1)
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                               $15.90         $15.52      $13.90         $15.40      $14.90
 Net investment income (loss)                                         0.11           1.04        1.02           0.98        0.40
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                            --          (1.54)       1.50          (0.50)      (0.12)
 Total from investment operations                                     0.11          (0.50)       2.52           0.48        0.28
 Less distributions:
    Dividends from net investment income                             (0.11)         (1.04)      (1.02)         (0.98)      (0.40)
    Distributions from net realized gain on investments sold
    and financial futures contracts                                  (0.38)         (0.08)         --             --          --
    Total distributions                                              (0.49)         (1.12)      (1.02)         (0.98)      (0.40)
 Net asset value, end of period                                     $15.52         $13.90      $15.40         $14.90      $14.78
 Total investment return at net asset value(2) (%)                    0.90(3)       (3.13)      18.66           3.38        1.93(3)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                        4,125         40,299      98,739        134,112     132,885
 Ratio of expenses to average net assets (%)                          1.63(4)        1.78        1.75           1.84        1.81(4)
 Ratio of net investment income (loss) to average net assets (%)      0.57(4)        7.30        6.87           6.62        6.68(4)
 Portfolio turnover rate (%)                                           107             85         103(5)         123          58

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4)   Annualized.
(5)   Portfolio turnover excludes merger activity.
(6)   Class B shares commenced operations on November 23, 1993.


                                                         SOVEREIGN BOND FUND  11

Sovereign U.S. Government Income Fund

REGISTRANT NAME:
JOHN HANCOCK STRATEGIC SERIES    TICKER SYMBOL    CLASS A: JHSGX  CLASS B: FGOPX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks to provide as high a level of income as is consistent with long-term total return. To pursue this goal, the fund invests in U.S. Government and agency securities, as described below.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in securities that are issued, or guaranteed as to principal and interest, by the U.S. Government, its agencies or instrumentalities. These may include Treasuries and mortgage-backed securities such as Ginnie Maes and Fannie Maes.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government and mortgage-backed securities). To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page
27. Other factors may affect the market price and yield of the fund's securities, including investor demand and economic conditions.

The U.S. Government does not guarantee the market value or the current yield of government securities, nor does the government's guarantee in any way extend to the fund itself. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Barry H. Evans, CFA, leader of the fund's portfolio management team since January 1995, is a senior vice president of the adviser. He has been in the investment business since joining John Hancock Funds in 1986.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                       Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                    4.50%        none

 Maximum sales charge imposed on
 reinvested dividends                                   none         none

 Maximum deferred sales charge                          none(1)      5.00%

 Redemption fee(2)                                      none         none

 Exchange fee                                           none         none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                         0.50%        0.50%

 12b-1 fee(3)                                           0.30%        1.00%

 Other expenses                                         0.37%        0.37%

 Total fund operating expenses                          1.17%        1.87%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $56         $80         $106        $181

 Class B shares

    Assuming redemption
    at end of period             $69         $89         $121        $201

    Assuming no redemption       $19         $59         $101        $201

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  SOVEREIGN U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by
Class B year-by-year total
investment return (%)              3.70(5)   11.53   11.52   6.24  14.46   7.58  12.66  (7.05)  15.27   3.33   1.61(5)    6.28(5,10)
(scale varies from fund to fund)                                                                               seven       six
                                                                                                               months      months


------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                           10/92(1)           10/93           10/94        10/95
------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                        $10.51          $10.29          $10.89        $9.24
 Net investment income (loss)                                          0.64            0.68(3)         0.65         0.65
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                          (0.22)           0.61           (1.34)        0.77
 Total from investment operations                                      0.42            1.29           (0.69)        1.42
 Less distributions:
    Dividends from net investment income                              (0.64)          (0.68)          (0.65)       (0.65)
    Distributions from net realized gain on investments sold             --           (0.01)          (0.31)          --
    Distributions from capital paid-in                                   --              --              --           --
    Total distributions                                               (0.64)          (0.69)          (0.96)       (0.65)
 NAV, end of period                                                  $10.29          $10.89           $9.24       $10.01
 Total investment return at NAV(4) (%)                                 5.33(5)        12.89           (6.66)       15.90
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                       350,907         375,416         315,372      370,966
 Ratio of expenses to average net assets (%)                           1.06(6)         1.30            1.23         1.17
 Ratio of net investment income (loss) to average net assets (%)       7.11(6)         6.47            6.62         6.76
 Portfolio turnover rate (%)                                            140             273             127           94

-------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                            10/96         5/97(2)           11/97(10)
-------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                      $10.01           $9.75           $9.56
 Net investment income (loss)                                        0.64(3)         0.37(3)         0.31(3)
 Net realized and unrealized gain (loss) on investments and
 financial futures contracts                                        (0.26)          (0.19)           0.31
 Total from investment operations                                    0.38            0.18            0.62
 Less distributions:
    Dividends from net investment income                            (0.64)          (0.36)          (0.31)
    Distributions from net realized gain on investments sold           --              --              --
    Distributions from capital paid-in                                 --           (0.01)             --
    Total distributions                                             (0.64)          (0.37)          (0.31)
 NAV, end of period                                                 $9.75           $9.56           $9.87
 Total investment return at NAV(4) (%)                               4.02            1.92(5)         6.65(5)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                     330,162         302,589         300,092
 Ratio of expenses to average net assets (%)                         1.15            1.17(6)         1.16(6)
 Ratio of net investment income (loss) to average net assets (%)     6.58            6.69(6)         6.49(6)
 Portfolio turnover rate (%)                                          143              88              71

---------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                          10/87(7)         10/88        10/89        10/90        10/91        10/92
---------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                         $10.28           $9.45        $9.73       $10.01        $9.83       $10.29
 Net investment income (loss)                       0.48            0.78         0.81         0.85         0.85         0.76
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts       (0.75)           0.28         0.25        (0.25)        0.51           --
 Total from investment operations                  (0.27)           1.06         1.06         0.60         1.36         0.76
 Less distributions:
    Dividends from net investment income           (0.48)          (0.77)       (0.77)       (0.78)       (0.90)       (0.77)
    Distributions from net realized gain on
    investments sold                               (0.08)          (0.01)       (0.01)          --           --           --
    Distributions from capital paid-in                --              --           --           --           --           --
    Total distributions                            (0.56)          (0.78)       (0.78)       (0.78)       (0.90)       (0.77)
 NAV, end of period                                $9.45           $9.73       $10.01        $9.83       $10.29       $10.28
 Total investment return at NAV(4) (%)              3.70(5)        11.53        11.52         6.24        14.46         7.58
 Total adjusted investment return at
 NAV(4,8) (%)                                       3.65(5)        11.47        11.29         6.23           --           --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)    170,030         161,163      144,756      133,778      164,347      197,032
 Ratio of expenses to average net assets (%)        1.24(6)         1.29         1.35         1.54         1.51         1.55
 Ratio of adjusted expenses to
 average net assets(9) (%)                          1.32(6)         1.35         1.58         1.55           --           --
 Ratio of net investment income (loss) to
 average net assets (%)                             7.94(6)         8.09         8.34         8.54         8.53         7.35
 Ratio of adjusted net investment income
 (loss) to average net assets(9) (%)                7.86(6)         8.03         8.11         8.53           --           --
 Portfolio turnover rate (%)                          83              79           45           63           62          140
 Fee reduction per share ($)                        0.01            0.01         0.02         0.01           --           --

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                          10/93           10/94        10/95        10/96         5/97(2)         11/97(10)
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                        $10.28          $10.88        $9.23       $10.00           $9.74         $9.56
 Net investment income (loss)                      0.66(3)         0.61         0.60         0.58(3)         0.33(3)       0.28(3)
 Net realized and unrealized gain (loss) on
 investments and financial futures contracts       0.61           (1.34)        0.77        (0.26)          (0.18)         0.31
 Total from investment operations                  1.27           (0.73)        1.37         0.32            0.15         (0.59)
 Less distributions:
    Dividends from net investment income          (0.66)          (0.61)       (0.60)       (0.58)          (0.32)        (0.28)
    Distributions from net realized gain on
    investments sold                              (0.01)          (0.31)          --           --              --            --
    Distributions from capital paid-in               --              --           --           --           (0.01)           --
    Total distributions                           (0.67)          (0.92)       (0.60)       (0.58)          (0.33)        (0.28)
 NAV, end of period                              $10.88           $9.23       $10.00        $9.74           $9.56         $9.87
 Total investment return at NAV(4) (%)            12.66           (7.05)       15.27         3.33            1.61(5)       6.28(5)
 Total adjusted investment return at
 NAV(4,8) (%)                                        --              --           --           --              --            --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)   244,133         196,899      130,824      112,228          96,349        88,940
 Ratio of expenses to average net assets (%)       1.51            1.64         1.72         1.82            1.86(6)       1.85(6)
 Ratio of adjusted expenses to
 average net assets(9) (%)                           --              --           --           --              --            --
 Ratio of net investment income (loss) to
 average net assets (%)                            6.23            6.19         6.24         5.91            5.99(6)       5.80(6)
 Ratio of adjusted net investment income
 (loss) to average net assets(9) (%)                 --              --           --           --              --            --
 Portfolio turnover rate (%)                        273             127           94          143              88            71
 Fee reduction per share ($)                         --              --           --           --              --            --

(1)   Class A shares commenced operations on January 3, 1992.
(2)   Effective May 31, 1997, the fiscal year end changed from October 31 to May
      31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6)   Annualized.
(7)   For the period April 1, 1987 to October 31, 1987.
(8) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(9)   Unreimbursed, without fee reduction.
(10)  Unaudited.


                                       SOVEREIGN U.S. GOVERNMENT INCOME FUND  13

Strategic Income Fund

REGISTRANT NAME:
JOHN HANCOCK STRATEGIC SERIES
                   TICKER SYMBOL    CLASS A: JHFIX  CLASS B: STIBX  CLASS C: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in three sectors:

o foreign government and corporate debt securities

o U.S. Government and agency securities

o junk bonds rated as low as CC/Ca and their unrated equivalents.

Under normal circumstances, the fund's assets will be invested in all three sectors. However, the weighting of assets among sectors will be adjusted to reflect current or anticipated market behavior, and the fund may invest up to 100% of assets in any sector.

PORTFOLIO SECURITIES

[Clip Art] The fund may invest in debt securities of all maturities and types, including bonds, debentures, notes, preferred stock, mortgage-backed and asset-backed securities and others. The fund may also invest up to 10% of net assets in U.S. or foreign equities.

For liquidity and flexibility, the fund may invest in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain higher-risk investments, including derivative and leveraged investments, and may engage in other investment practices.

RISK FACTORS

[Clip Art] Investors should expect fluctuations in share price, yield and total return that are above-average for bond funds. Typically, a rise in interest rates causes a decline in the market value of debt securities. The longer the fund's average weighted maturity, the more it is likely to be affected by a change in interest rates. To the extent that the fund invests in mortgage-backed securities, it may also be subject to extension and prepayment risks. These risks are defined in "More about risk" starting on page 27. Foreign securities carry additional risks, including currency, information, natural event and political risks. Issuers of junk bonds are typically in weak financial health, and their ability to pay interest and principal is uncertain, especially in an adverse economy. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Frederick L. Cavanaugh, Jr., leader of the fund's portfolio management team since 1986, is a senior vice president of the adviser. He joined John Hancock Funds in 1986 and has been in the investment business since 1973.

--------------------------------------------------------------------------------
INVESTOR EXPENSES


[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Because no Class C shares were issued or outstanding during the past year, Class C expenses are based on Class B expenses. Future expenses may be greater or less.


--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A     Class B     Class C
--------------------------------------------------------------------------------
 Maximum sales charge imposed on
 purchases (as a percentage of
 offering price)                              4.50%       none        none

 Maximum sales charge imposed on
 reinvested dividends                         none        none        none

 Maximum deferred sales charge                none(1)     5.00%       1.00%

 Redemption fee(2)                            none        none        none

 Exchange fee                                 none        none        none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                               0.43%       0.43%       0.43%

 12b-1 fee(3)                                 0.30%       1.00%       1.00%

 Other expenses                               0.27%       0.27%       0.27%

 Total fund operating expenses                1.00%       1.70%       1.70%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                     Year 1      Year 3      Year 5      Year 10
--------------------------------------------------------------------------------
 Class A shares                  $55         $75            $98      $162

 Class B shares

    Assuming redemption
    at end of period             $67         $84           $112      $182

    Assuming no redemption       $17         $54            $92      $182

 Class C shares

    Assuming redemption
    at end of period             $27         $54            $92      $201

    Assuming no redemption       $17         $54            $92      $201

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14  STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented by a bar graph in the printed materials.]


Volatility, as indicated by Class A
year-by-year total investment return (%)  6.89  9.72  (7.36)  12.31  19.92  6.81  4.54  9.33  11.37   12.99    7.15(7,9)
(scale varies from fund to fund)                                                                                 six
                                                                                                                months


-----------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                             5/88         5/89         5/90         5/91         5/92
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                       $9.71        $9.24        $8.98        $7.33        $7.20
 Net investment income (loss)                                        1.13         1.12         1.04         0.93         0.80
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts      (0.47)       (0.26)       (1.65)       (0.13)        0.52
 Total from investment operations                                    0.66         0.86        (0.61)        0.80         1.32
 Less distributions:
    Dividends from net investment income                            (1.13)       (1.12)       (1.04)       (0.93)       (0.74)(2)
    Distributions in excess of net investment income                   --           --           --           --           --
    Distributions from capital paid-in                                 --           --           --           --           --
    Total distributions                                             (1.13)       (1.12)       (1.04)       (0.93)       (0.74)
 NAV, end of period                                                 $9.24        $8.98        $7.33        $7.20        $7.78
 Total investment return at NAV(3) (%)                               6.89         9.72        (7.36)       12.31        19.92
 Total adjusted investment return at NAV(3,4) (%)                    6.49         9.58        (7.45)          --           --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                      67,140       95,430       80,890       79,272      153,568
 Ratio of expenses to average net assets (%)                         1.09         1.33         1.53         1.75         1.69
 Ratio of adjusted expenses to average net assets(5) (%)             1.49         1.47         1.62           --           --
 Ratio of net investment income (loss) to
 average net assets (%)                                             12.07        12.28        12.60        13.46        10.64
 Ratio of adjusted net investment income (loss) to
 average net assets(5) (%)                                          11.67        12.14        12.51           --           --
 Portfolio turnover rate (%)                                           67          125           81           60           80
 Fee reduction per share ($)                                         0.04         0.01         0.01           --           --

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                              5/93         5/94         5/95         5/96            5/97
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                        $7.78        $7.55        $7.17        $7.15           $7.27
 Net investment income (loss)                                         0.71         0.68         0.64         0.66(1)         0.64(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts       (0.22)       (0.33)       (0.02)        0.12            0.27
 Total from investment operations                                     0.49         0.35         0.62         0.78            0.91
 Less distributions:
    Dividends from net investment income                             (0.72)       (0.58)       (0.55)       (0.66)          (0.64)
    Distributions in excess of net investment income                    --        (0.05)          --           --              --
    Distributions from capital paid-in                                  --        (0.10)       (0.09)          --              --
    Total distributions                                              (0.72)       (0.73)       (0.64)       (0.66)          (0.64)
 NAV, end of period                                                  $7.55        $7.17        $7.15        $7.27           $7.54
 Total investment return at NAV(3) (%)                                6.81         4.54         9.33        11.37           12.99
 Total adjusted investment return at NAV(3,4) (%)                       --           --           --           --              --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                      262,137      335,261      327,876      369,127         416,916
 Ratio of expenses to average net assets (%)                          1.58         1.32         1.09         1.03            1.00
 Ratio of adjusted expenses to average net assets(5) (%)                --           --           --           --              --
 Ratio of net investment income (loss) to
 average net assets (%)                                               9.63         8.71         9.24         9.13            8.61
 Ratio of adjusted net investment income (loss) to
 average net assets(5) (%)                                              --           --           --           --              --
 Portfolio turnover rate (%)                                            97           91           55           78             132
 Fee reduction per share ($)                                            --           --           --           --              --

------------------------------------------------------------------------------
 Class A - period ended:                                              11/97(9)
------------------------------------------------------------------------------
 Per share operating performance
 Net asset value ("NAV"), beginning of period                         $7.54
 Net investment income (loss)                                          0.32(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts         0.21
 Total from investment operations                                      0.53
 Less distributions:
    Dividends from net investment income                              (0.32)
    Distributions in excess of net investment income                     --
    Distributions from capital paid-in                                   --
    Total distributions                                               (0.32)
 NAV, end of period                                                   $7.75
 Total investment return at NAV(3) (%)                                 7.15(7)
 Total adjusted investment return at NAV(3,4) (%)                        --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                       440,806
 Ratio of expenses to average net assets (%)                           0.94(8)
 Ratio of adjusted expenses to average net assets(5) (%)                 --
 Ratio of net investment income (loss) to
 average net assets (%)                                                8.32(8)
 Ratio of adjusted net investment income (loss) to
 average net assets(5) (%)                                               --
 Portfolio turnover rate (%)                                             69
 Fee reduction per share ($)                                             --

-----------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                                               5/94(6)        5/95          5/96         5/97      11/97(9)
-----------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 NAV, beginning of period                                              $7.58         $7.17         $7.15        $7.27      $7.54
 Net investment income (loss)                                           0.40          0.60(1)       0.61(1)      0.59       0.29(1)
 Net realized and unrealized gain (loss) on investments,
 foreign currency transactions and financial futures contracts         (0.41)        (0.02)         0.12         0.27       0.21
 Total from investment operations                                      (0.01)         0.58          0.73         0.86       0.51
 Less distributions:
    Dividends from net investment income                               (0.32)        (0.52)        (0.61)       (0.59)     (0.29)
    Distributions in excess of net investment income                   (0.03)           --            --           --         --
    Distributions from capital paid-in                                 (0.05)        (0.08)           --           --         --
    Total distributions                                                (0.40)        (0.60)        (0.61)       (0.59)     (0.30)
 NAV, end of period                                                    $7.17         $7.15         $7.27        $7.54      $7.75
 Total investment return at NAV(3) (%)                                 (0.22)(7)      8.58         10.61        12.21       6.78(7)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                         77,691       134,527       206,751      328,487    384,849
 Ratio of expenses to average net assets (%)                            1.91(8)       1.76          1.73         1.70       1.64(8)
 Ratio of net investment income (loss) to average net assets (%)        8.12(8)       8.55          8.42         7.90       7.60(8)
 Portfolio turnover rate (%)                                              91            55            78          132         69

(1)   Based on the average of the shares outstanding at the end of each month.
(2) The dividend policy of the fund was changed, effective August 1, 1991, from one that utilized daily dividend declarations to one that declares dividends monthly. Additionally, the dividend policy of the fund was changed, effective October 1, 1993, from one that declared dividends monthly to daily dividend declarations.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6)   Class B shares commenced operations on October 4, 1993.
(7)   Not annualized.
(8)   Annualized.
(9)   Unaudited.


                                                       STRATEGIC INCOME FUND  15

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All John Hancock income funds offer two classes of shares, Class A and Class B. In addition, Class C shares are available for High Yield Bond Fund and Strategic Income Fund. Each class has its own cost structure as outlined below, allowing you to choose the one that best meets your requirements. For more details, see "How sales charges are calculated." Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
 Class A - for all funds
--------------------------------------------------------------------------------


  o Front-end sales charges. There are several ways to reduce these charges, described under "Sales charge reductions and waivers" on the following page.


  o Lower annual expenses than Class B and Class C shares.

--------------------------------------------------------------------------------
 Class B - for all funds
--------------------------------------------------------------------------------

  o No front-end sales charge; all your money goes to work for you right away.

  o Higher annual expenses than Class A shares.

  o A contingent deferred sales charge that declines from 3% over four years for Intermediate Maturity Government Fund, and from 5% over 6 years for all other income funds.


  o Automatic conversion to Class A shares after five years for Intermediate Maturity Government Fund and after eight years for all other income funds, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C - for selected funds
--------------------------------------------------------------------------------


Applies to High Yield Bond Fund and Strategic Income Fund.


  o No front-end sales charge; all your money goes to work for you right away.

  o Higher annual expenses than Class A shares.

  o A 1% contingent deferred sales charge on shares sold within one year of purchase.

  o No automatic conversion to Class A shares, so the fund's annual expenses continue at the same level throughout the life of your investment.

For actual past expenses of Class A and Class B shares, see the fund-by-fund information earlier in this prospectus.

It is presently the policy of Signature Services not to accept any order of $100,000 or more for Class B shares or any order of $1 million or more for Class C shares. In these circumstances it would be more beneficial for the investor to purchase Class A shares.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Use the table below to find out which group the fund is in, then consult the sales charge information for that group.

--------------------------------------------------------------------------------
 Group 1                             Group 2
--------------------------------------------------------------------------------

o Intermediate Maturity              o Government Income
  Government
                                     o High Yield Bond

                                     o Sovereign Bond

                                     o Sovereign U.S. Government Income

                                     o Strategic Income

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
 Class A sales charges - Group 1
--------------------------------------------------------------------------------
                                      As a % of            As a % of your
 Your investment                      offering price       investment

 Up to $99,999                        3.00%                3.09%

 $100,000 - $499,999                  2.50%                2.56%

 $500,000 - $999,999                  2.00%                2.04%

 $1,000,000 and over                  See below

--------------------------------------------------------------------------------
 Class A sales charges - Group 2
--------------------------------------------------------------------------------
                                      As a % of            As a % of your
 Your investment                      offering price       investment

 Up to $99,999                        4.50%                4.71%

 $100,000 - $249,999                  3.75%                3.90%

 $250,000 - $499,999                  2.75%                2.83%

 $500,000 - $999,999                  2.00%                2.04%

 $1,000,000 and over                  See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments (Groups 1 and 2)
--------------------------------------------------------------------------------
 Your investment                            CDSC on shares being sold

 First $1M - $4,999,999                     1.00%

 Next $1 - $5M above that                   0.50%

 Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


16  YOUR ACCOUNT

Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:

--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
 Years after                CDSC on Group 1             CDSC on Group 2
 purchase                   shares being sold           shares being sold

 1st year                   3.00%                       5.00%

 2nd year                   2.00%                       4.00%

 3rd year                   2.00%                       3.00%

 4th year                   1.00%                       3.00%

 5th year                   None                        2.00%

 6th year                   None                        1.00%

 After 6 years              None                        None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% on shares you sell within one year of purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC calculations are based on the number of shares involved, not on the value of your account. Each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.


o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.


o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.


To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options or consult the SAI (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o to make payments through certain systematic withdrawal plans

o to make certain distributions from a retirement plan

o because of shareholder death or disability


o to purchase a John Hancock Declaration annuity


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.


                                                                YOUR ACCOUNT  17

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees(one-year CDSC applies)


To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.

--------------------------------------------------------------------------------

OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

  o non-retirement account: $1,000

  o retirement account: $250

  o group investments: $250

  o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

  o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


18  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip art]     o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail to Signature Services         slip is available, include
                 (address below).                   a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    to Signature Services
                                                    (address below).

By exchange

[Clip art]     o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.

By wire

[Clip art]     o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clip art]     See "By wire" and "By exchange."  o Verify that your bank or credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

----------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

Phone number
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------


To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."



                                                               YOUR ACCOUNT   19

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                       To sell some or all of your shares

By letter

[Clip art] o Accounts of any type.            o Write a letter of instruction
                                                or complete a stock power
           o Sales of any amount.               indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which
                                                the account is registered and
                                                the dollar value or number of
                                                shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may
                                                be required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip art] o Most accounts.                   o For automated service 24 hours
                                                a day using your touch-tone
           o Sales of up to $100,000.           phone, call the EASI-Line at
                                                1-800-338-8080.

                                              o To place your order with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

By wire or electronic funds transfer (EFT)

[Clip art] o Requests by letter to            o Fill out the "Telephone
             sell any amount (accounts          Redemption" section of your
             of any type).                      new account application.

           o Requests by phone to sell        o To verify that the telephone
             up to $100,000 (accounts           redemption privilege is in
             with telephone redemption          place on an account, or to
             privileges).                       request the forms to add it
                                                to an existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day.
                                                Your bank may charge a fee
                                                for this service.

By exchange

[Clip art] o Accounts of any type.            o Obtain a current prospectus for
                                                the fund into which you are
           o Sales of any amount.               exchanging by calling your
                                                financial representative or
                                                Signature Services.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By check

[Clip art] o Government Income, Intermediate  o Request checkwriting on your
             Maturity Government, Sovereign     account application.
             U.S. Government Income and
             Strategic Income Funds only.     o Verify that the shares to be
                                                sold were purchased more
           o Any account with                   than 10 days earlier or were
             checkwriting privileges.           purchased by wire.

           o Sales of over $100.              o Write a check for any amount
                                                over $100.



                                       ----------------------------------------

                                       Address
                                       John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA  02217-1000

                                       Phone number
                                       1-800-225-5291

                                       Or contact your financial representative for instructions and assistance.

                                       ----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


20  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)


The signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a broker or securities dealer). We may refuse any other source. A notary public CANNOT provide a signature guarantee.


--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                      [Clip art]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


                                                               YOUR ACCOUNT   21

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.


22  YOUR ACCOUNT

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. if you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, signature services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including Traditional and Roth IRAs, SIMPLE IRAs, SIMPLE 401(k)s, SEPs, 401(k)s, money purchase pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  23

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                           Investors Bank & Trust Co.
                              200 Clarendon Street
                                Boston, MA 02116

                       Hold the funds' assets, settles all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                                                                         Asset
                                                                      management

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


24  FUND DETAILS

Accounting compensation The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

Portfolio trades In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for Government Income Fund, High Yield Bond Fund and Intermediate Maturity Government Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.

Diversification All of the income funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares.
These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation that authorizes annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B and Class C shares, interest expenses.

--------------------------------------------------------------------------------
 Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------

                                      Unreimbursed             As a % of
Fund                                  expenses                 net assets

Government Income                     $  10,894,166            6.53%

High Yield Bond                       $   8,666,437            2.80%

Intermediate Maturity Gov.            $     402,344            6.06%

Sovereign Bond                        $   3,985,198            3.07%

Sovereign U.S. Gov. Income            $   5,738,472            5.53%

Strategic Income                      $   5,664,567            2.11%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


Class C shares Class C shares began operations during the 1997 fiscal year. Therefore, there are no unreimbursed expenses to report.


Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                FUND DETAILS  25

-----------------------------------------------------------------------------------------------------------------------------------
 Class A investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum
                                        Sales charge            reallowance            First year             Maximum
                                        paid by investors       or commission          service fee            total compensation(1)
                                        (% of offering price)   (% of offering price)  (% of net investment)  (% of offering price)

 Group 1 funds

 Up to $99,999                          3.00%                   2.26%                  0.25%                  2.50%

 $100,000 - $499,999                    2.50%                   2.01%                  0.25%                  2.25%

 $500,000 - $999,999                    2.00%                   1.51%                  0.25%                  1.75%

 Group 2 funds

 Up to $99,999                          4.50%                   3.76%                  0.25%                  4.00%

 $100,000 - $249,999                    3.75%                   3.01%                  0.25%                  3.25%

 $250,000 - $499,999                    2.75%                   2.06%                  0.25%                  2.30%

 $500,000 - $999,999                    2.00%                   1.51%                  0.25%                  1.75%

 Regular investments of $1
 million or more (Groups 1 and 2)

 First $1M - $4,999,999                   --                    0.75%                  0.25%                  1.00%

 Next $1 - $5M above that                 --                    0.25%                  0.25%                  0.50%

 Next $1 or more above that               --                    0.00%                  0.25%                  0.25%

 Waiver investments(2)                    --                    0.00%                  0.25%                  0.25%

-----------------------------------------------------------------------------------------------------------------------------------
 Class B investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum
                                                                reallowance            First year             Maximum
                                                                or commission          service fee            total compensation
                                                                (% of offering price)  (% of net investment)  (% of offering price)

 Group 1 funds

 All amounts                                                    2.25%                  0.25%                  2.50%

 Group 2 funds

 All amounts                                                    3.75%                  0.25%                  4.00%

-----------------------------------------------------------------------------------------------------------------------------------
 Class C investments
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Maximum
                                                                reallowance            First year             Maximum
                                                                or commission          service fee            total compensation
                                                                (% of offering price)  (% of net investment)  (% of offering price)

 All amounts                                                    0.75%                  0.25%                  1.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


26  FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a John Hancock income fund will earn income or show a positive total return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


Year 2000 risk The risk that the funds' operations could be disrupted by year 2000-related computer system problems. Although the adviser and the funds' service providers are taking steps to address this issue, there may still be some risk of adverse effects. Common to all mutual funds.



                                                                FUND DETAILS  27

--------------------------------------------------------------------------------
 Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
*  No policy limitation on usage; fund may be using currently
o  Permitted, but has not typically been used
-- Not permitted

                                                                                                           Sovereign
                                                                                                           U.S.
                                                       Government  High Yield  Intermediate    Sovereign   Gov't      Strategic
                                                       Income      Bond        Maturity Gov't  Bond        Income     Income
------------------------------------------------------------------------------------------------------------------------------------
Investment practices
Borrowing; reverse repurchase agreements
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks.                                33.3        33.3        33.3            33.3        33.3       33

Covered mortgage dollar roll
transactions The sale of mortgage-backed
securities with the commitment to buy
back similar securities at a future
date. Credit, interest rate, leverage,
market, opportunity risks.                                *           *           *               *           *        *

Repurchase agreements The purchase of a
security that must later be sold back to
the issuer at the same price plus
interest. Credit risk.                                    *           *           *               *           *        *

Securities lending The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.                   30          30        33.3            33.3          30      33.3

Short-term trading Selling a security
soon after purchase. A portfolio
engaging in short-term trading will have
higher turnover and transaction
expenses. Market risk.                                    *           *           *               *           *        *

When-issued securities and forward
commitments The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity, leverage
risks.                                                    *           *           *               *           *        *

-----------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Brady bonds Dollar-denominated
securities issued to refinance foreign
government bank loans and other debt.
Credit, interest rate, market, political
risks.                                                   10        o(1)         --              25          --       o(1)

Foreign debt securities Debt securities
issued by foreign governments or
companies. Credit, currency, interest
rate, market, political risks.                           20        *(1)         --              25          --       *(1)

In-kind, delayed and zero coupon debt
securities Securities offering non-cash
or delayed-cash payment. Their prices
are typically more volatile than those
of conventional debt securities. Credit,
interest rate, market risks.                              *           *           *               *           *        *

Restricted and illiquid securities
Securities not traded on the open
market. May include illiquid Rule 144A
securities. Liquidity, valuation, market
risks.                                                   10          10          15              15          15       15

-----------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities

Asset-backed securities Securities
backed by unsecured debt, such as credit
card debt; these securities are often
guaranteed or over-collateralized to
enhance their credit quality. Credit,
interest rate risks.                                     20           *          20               *          35        *


Mortgage-backed securities Securities
backed by pools of mortgages, including
passthrough certificates, PACs, TACs and
other senior classes of collateralized
mortgage obligations (CMOs). Credit,
extension, prepayment, liquidity,
interest rate risks.                                      *           *           *               *           *        *


Participation interests Securities
representing an interest in another
security or in bank loans. Credit,
interest rate, liquidity, valuation
risks.                                                   --        10(2)         --            15(2)         --     15(2)

Rights and warrants Securities offering
the right, or involving the promise, to
buy or sell certain securities at a
future date. Market risk.                                 5           5           5               5          --        5


(1) No more than 25% of the fund's assets will be invested in government securities of any one foreign country.
(2) Part of the 10% or 15% limitation on illiquid securities.


28  FUND DETAILS

--------------------------------------------------------------------------------
 Higher-risk securities and practices (cont'd)
--------------------------------------------------------------------------------

                                                                                                           Sovereign
                                                                                                           U.S.
                                                       Government  High Yield  Intermediate    Sovereign   Gov't      Strategic
                                                       Income      Bond        Maturity Gov't  Bond        Income     Income
------------------------------------------------------------------------------------------------------------------------------------

Leveraged derivative securities
Currency contracts Contracts involving
the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

o Hedged. Currency, hedged leverage,
  correlation, liquidity, opportunity
  risks.                                                 --           *          --              --          --        *
o Speculative. Currency, speculative
  leverage, liquidity risks.                             --          --          --              --          --        o

Financial futures and options;
securities and index options Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.

o Futures and related options. Interest
  rate, currency, market, hedged or
  speculative leverage, correlation,
  liquidity, opportunity risks.                           *           *          --               *           *        *
o Options on securities and indices.
  Interest rate, currency, market,
  hedged or speculative leverage,
  correlation, liquidity, credit,
  opportunity risks.                                      *           *          --               o           *        o

Structured securities Indexed and/or
  leveraged mortgage-backed and other
  debt securities, including
  principal-only and interest-only
  securities, leveraged floating rate
  securities, and others. These
  securities tend to be highly sensitive
  to interest rate movements and their
  performance may not correlate to such
  movements in a conventional fashion.
  Credit, interest rate, extension,
  prepayment, market, speculative
  leverage, liquidity, valuation risks.                   *           *           *               *           *        *

Swaps, caps, floors, collars OTC
contracts involving the right or
obligation to receive or make payments
based on two different income streams.
Correlation, credit, currency,
interest rate, hedged or speculative
leverage, liquidity, valuation risks.                     o           o           o               o           o        o

--------------------------------------------------------------------------------
 Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

                Quality rating
                (S&P/Moody's)(2)   High Yield Bond Fund    Sovereign Bond Fund     Strategic Income Fund
--------------------------------------------------------------------------------------------------------
Investment-     AAA/Aaa            2.1%                    31.4%                   26.1%
Grade           AA/Aa              0.3%                     8.6%                    7.0%
Bonds           A/A                0.1%                    19.3%                    0.0%
                BBB/Baa            0.2%                    13.1%                    3.3%
--------------------------------------------------------------------------------------------------------
Junk            BB/Ba              8.2%                    14.0%                   12.2%
Bonds           B/B               67.2%                     8.4%                   40.8%
                CCC/Caa            6.3%                     0.0%                    1.6%
                CC/Ca              0.0%                     0.0%                    0.0%
                C/C                0.0%                     0.0%                    0.0%
                D                  0.2%                     0.0%                    0.3%




                % of
                portfolio
                in bonds          84.6%                    94.8%                   91.3%

o Rated by Standard & Poor's or Moody's    Rated by the adviser

(1) Average weighted quality distribution for the most recent fiscal year.
(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.


                                                                FUND DETAILS  29

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus). You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.

To request a free copy of the current annual/semiannual report or the SAI, please write or call:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713

Internet: www.jhancock.com/funds


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

[LOGO] John Hancock (R)                        (C) 1996 John Hancock Funds, Inc.
                                                                      INCPN 5/98

                       JOHN HANCOCK GOVERNMENT INCOME FUND
                           Class A and Class B Shares
                        JOHN HANCOCK HIGH YIELD BOND FUND
                      Class A, Class B and Class C Shares

                       Statement Of Additional Information

                                   May 1, 1998


This Statement of Additional Information provides information about John Hancock Government Income Fund ("Government Income Fund") and John Hancock High Yield Bond Fund (High Yield Bond Fund"), (individually a "Fund" and collectively, the "Funds"), in addition to the information that is contained in the combined Income Funds' Prospectus dated May 1, 1998 (the "Prospectus"). Each Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                        Page

Organization of the Funds...........................................      2
Investment Objectives and Policies..................................      2
Government Income Fund and High Yield Bond Fund.....................
Investment Restrictions.............................................     22
Those Responsible for Management....................................     25
Investment Advisory and Other Services..............................     35
Distribution Contracts..............................................     37
Net Asset Value.....................................................     40
Initial Sales Charge on Class A Shares..............................     40
Deferred Sales Charge on Class B and Class C Shares.................     43
Special Redemptions.................................................     47
Additional Services and Programs....................................     47
Description of the Funds' Shares....................................     49
Tax Status..........................................................     50
Calculation of Performance..........................................     55
Brokerage Allocation................................................     58
Transfer Agent Services.............................................     60
Custody of Portfolio................................................     60
Independent Auditors................................................     60
Appendix A..........................................................     A-1
Financial Statements................................................     F-1

ORGANIZATION OF THE FUNDS

The Funds are series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to December 22, 1994, the Government Income Fund was called Transamerica Government Income Fund and the High Yield Bond Fund was called Transamerica High Yield Bond Fund. Prior to August 30, 1996, the Funds were series of John Hancock Series, Inc., a Maryland corporation.

John Hancock Advisers, Inc. (the "Adviser") is the Funds' investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862 ,with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectus. There is no assurance that either Fund will achieve its investment objective.

                             Government Income Fund

The Government Income Fund's investment objective is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving options (subject to certain limits), futures and options on futures.

The Fund expects that under normal market conditions, it will invest a least 80% of its total assets in U.S. Government securities (and related repurchase agreements and forward commitments) which include:

      1. Obligations issued by the U.S. Treasury differing only in their interest rates, maturities and times of issuance:

      (a)   U.S. Treasury bills with a maturity of one year or less;

      (b)   U.S. Treasury notes with maturities of one to ten years; or

      (c) U.S. Treasury bonds generally with maturities greater than ten years; and

      2. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which may be supported by:

      (a) the full faith and credit of the U.S. Government (e.g., direct pass-through certificates of the Government National Mortgage Association ("Ginnie Mae"));

      (b) the right of the issuer to borrow from the U.S. Government (e.g., securities of the Federal Home Loan banks); or

      (c) the credit of the instrumentality (e.g., bonds issued by Federal National Mortgage Association.)

The Adviser will attempt to minimize excessive fluctuations in net asset value per share, so at times the highest yielding government securities then available may not be selected for investment if, in the view of the Adviser, future interest rate movements could result in depreciation of value of such securities. The Fund may take full advantage of the entire range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time based in large part on the Adviser's expectation as to future changes in interest rates.

As to the balance of the Fund's assets, where consistent with the investment objective, the Fund may:

      1. invest in U.S. dollar denominated securities issued or guaranteed by foreign governments which are considered stable by the Adviser, or any of the political subdivisions, instrumentalities, authorities or agencies of these governments. These securities generally will be rated within the four highest rating categories by a nationally recognized rating organization (e.g. Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's")) or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that the Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

      2. invest in other "asset backed securities" which are not included as "government asset backed": securities and are rated in one of the two highest rating categories by a nationally recognized credit rating organization or if not so rated, determined to be of equivalent investment quality in the opinion the Adviser;

      3. engage in hedging transactions, including options, interest rate futures contracts and options thereon, subject to certain limitations described below;

      4. enter into repurchase agreements and reverse repurchase agreements and invest in when issued securities and restricted securities, subject to certain limitations described below;

      5. invest in (for liquidity purposes) high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") such as certificates of deposit, bankers' acceptances, corporate debt securities, commercial paper and related repurchase agreements.

                              High Yield Bond Fund

The High Yield Bond Fund's primary investment objective is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high yielding, fixed income securities, such as: domestic and foreign corporate bonds; debentures and notes; convertible securities; preferred stocks; and domestic and foreign government obligations. As a secondary objective, the Fund seeks capital appreciation, but only when it is consistent with the primary objective of maximizing current income. The Fund's investment objectives may not be changed without 30 days' prior written notice to shareholders.

Under normal market conditions, at least 65% of the Fund's total assets may be invested in bonds or debentures rated "Baa" or lower by Moody's, or "BBB" or lower by S&P; however, no more than 30% of the Fund's total assets may be invested in securities that are rated as low as "CC" by S&P or "Ca" by Moody's. Unrated securities will also be considered for investment by the Fund when the Adviser believes that the issuer's financial condition, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities consistent with the Fund's objectives and policies.

The Fund's investments in debt securities may include zero coupon bonds and payment-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. The Fund accrues income on these securities for tax and accounting purposes, and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may be forced to liquidate other investments to make distributions. At times when the Fund invests in zero-coupon and payment-in-kind bonds, it will not be pursuing its primary objective of maximizing current income.

Although the Fund intends to maintain investment emphasis on debt securities of domestic issuers, the Fund may invest without limitation in debt securities of foreign issuers, including those issued by supranational entities such as the World Bank. The Fund may also purchase debt securities issued in an any country developed or undeveloped. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered speculative. The Fund may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. The risks of foreign investments should be carefully considered by investors.

Included among domestic debt securities eligible for purchase by the Fund are adjustable and variable or floating rate securities, mortgage related securities (including stripped securities, collateralized mortgage obligations and multi-class pass-through securities), asset-backed securities and callable bonds. Callable bonds have a provision permitting the issuer, at its option to "call" or redeem the bonds. If an issuer were to redeem bonds held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in bonds providing the same coupon return as the bonds redeemed.

To the extent that the Fund does not invest in the securities described above, the Fund may:

      1. invest (for liquidity purposes ) in high quality, short-term debt securities with remaining maturities of one year or less ("money market instruments") including government obligations, certificates of deposit, bankers' acceptances, short-term corporate debt securities, commercial paper and related repurchase agreements;

      2. invest up to 10% of its total assets in municipal obligations, including municipal bonds issued at a discount, in circumstances where the Adviser determines that investing in such obligations would facilitate the Fund's ability to accomplish its investment objectives;

      3. lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, purchase restricted and illiquid securities and purchase securities on a when issued or forward commitment basis;

      4. write (sell) covered call and put options and purchase call and put options on debt securities and securities indices in an effort to increase current income and for hedging purposes; and

      5. purchase and sell interest rate futures contracts on debt securities and securities index futures contracts, and write and purchase options on these futures contracts for hedging purposes.

During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, part or all of the assets of the Fund may be invested in cash or cash equivalents consisting of:

      1. obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements ) with assets of $100,000,0000 or more;

      2. commercial paper rated within the two highest rating categories of a nationally recognized rating organization;

      3. investment grade short-term notes;

      4. obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; and

      5. related repurchase agreements.

Government Securities. Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes").

Custodial Receipts. The Funds may acquire custodial receipts for U.S. government securities. Custodial receipts evidence ownership of future interest payments, principal payments or both, and include Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs"), and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts are not considered U.S.
government securities.

Bank and Corporate Obligations. Each of the Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which a Fund may invest include certificates of deposit, bankers' acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

Municipal Obligations. High Yield Bond Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.

Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the Federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.

There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody's and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See the Appendix for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Mortgage-Backed Securities. The Funds may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits REMIC, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Macs.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interests in REMICs, although the Funds do not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

Structured or Hybrid Notes. Government Income Fund and High Yield Bond Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, a Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 10% limitation on investments in illiquid securities.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated with Mortgage-backed Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X- reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Convertible Securities. High Yield Bond Fund may invest in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock of the same issuer. Convertible securities have general characteristics similar to both fixed income and equity securities. The market value of convertible securities declines as interest rates increase, and increases as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore will also react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and consequently may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. However, the issuers of convertible securities may default on their obligations.

Mortgage "Dollar Roll" Transactions. The Funds may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells Mortgage-Backed Securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of a Fund's borrowing and other senior securities. For financial reporting and tax purposes, each Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Neither Fund currently intends to enter into mortgage rolls that are accounted for as financing.

Pay-In-Kind, Delayed and Zero Coupon Bonds. Each Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices of pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status." At times when a Fund invests in pay-in-kind, delayed and zero coupon bonds, it will not be pursuing its primary objective of maximizing current income.

Indexed Securities. High Yield Bond Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market changes in interest rates or other reference prices.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, each Fund may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. Only High Yield Bond Fund may enter into currency swaps, caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payment to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Each Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Asset-Backed Securities. Government Income Fund and High Yield Bond Fund may invest a portion of their assets in asset-backed securities. Asset backed securities, like Ginnie Mae certificates, are securities which represent a participation in or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Types of other asset backed securities include automobile receivable securities, credit card receivable securities and mortgage backed securities such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Lower Rated High Yield Debt Obligations. Government Income Fund and High Yield Bond Fund may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below Baa by Moody's or below BBB by S&P), sometimes referred to as junk bonds. No more than 10% of Government Income Fund's total assets may be invested in these securities, and Government Income Fund may not invest in securities rated lower than B by a nationally recognized rating organization. Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

See the Appendix to this Statement of Additional Information which describes the characteristics of corporate bonds in the various rating categories. High Yield Bond Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund's assets. The reduced availability of reliable, objective data may increase a Fund's reliance on management's judgment in valuing high yield bonds. In addition, a Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Brady Bonds. The Funds may invest in Brady Bonds and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued debt (known as Brady Bonds). The World Bank and the IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January 1, 1997, the Funds are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have along payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Ratings as Investment Criteria In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Funds. Neither of these events will require the sale of the securities by the Funds.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Investments in Foreign Securities. Government Income Fund may invest in U.S. dollar denominated securities of foreign governments. These securities will generally be rated within the four highest rating categories by a nationally recognized rating organization S&P or Moody's or if not so rated, determined to be of equivalent quality in the opinion of the Adviser; provided that Government Income Fund may invest up to 10% of its total assets in securities which may be rated B or better by a nationally recognized rating organization.

High Yield Bond Fund may invest in securities of foreign issuers, including debt and equity securities of corporate and governmental issuers in countries with emerging economies or securities markets. High Yield Bond Fund may also invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets.

Foreign Currency Transactions. High Yield Bond Fund may engage in foreign currency transactions. The foreign currency exchange transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund may enter into forward foreign currency exchange contracts involving currencies of the different countries in which it may invest as a hedge against possible variations in the foreign exchange rate between these currencies. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund's dealings in forward foreign currency exchange contracts will be limited to hedging either specified transactions or portfolio positions. The Fund will not attempt to hedge all of its foreign portfolio positions.

If High Yield Bond Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount necessary to complete the forward contract. These assets will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment in purchased forward contracts.

Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of these securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to the Fund of engaging in foreign currency exchange transactions varies with factors such as the currency involved, the length of the contract period and the prevailing market conditions.

Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends in some cases, capital gains, and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. Each Fund may invest in repurchase agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Funds enter into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, a decline in value of the underlying securities or lack of access to income during this period, and the expense of enforcing its rights.

Reverse Repurchase Agreements. Each Fund may also enter into reverse repurchase agreements which involve the sale of government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. A Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate more than 33 1/3% of the market value of its total assets. Government Income Fund will not make additional investments while borrowings (including reverse repurchase agreements) are in excess of 5% of the Fund's total assets. A Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Funds may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. Each Fund will not invest more than 10% of its total assets in illiquid investments, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 10% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. Each Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or, in the case of High Yield Bond Fund, on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or (in the case of High Yield Bond Fund) currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or (in the case of High Yield Bond
Fund) currencies of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities or (in the case of High Yield Bond Fund) the currencies in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

Each Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or (in the case of High Yield Bond Fund) currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies (in the case of High Yield Bond Fund) and any other financial instruments and indices. All futures contracts entered into by the Funds are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or (in the case of High Yield Bond Fund) the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. High Yield Bond Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or (in the case of High Yield Bond
Fund) foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, High Yield Bond Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or (in the case of High Yield Bond Fund) currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts as a substitute for transactions in securities or (in the case of High Yield Bond
Fund) foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. Each Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. Each Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or, in the case of High Yield Bond Fund, the currency in which they are quoted or denominated) it intends to purchase. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets of High Yield Bond Fund denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Funds' portfolios are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. A Fund may reinvest any cash collateral in short-term securities and money markets funds. When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each Fund not to lend portfolio securities having a total value exceeding 30% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Fundamental Investment Restriction. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrant and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. Each Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Funds losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Each Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a regulated investment company for federal income tax purposes. The Funds' portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed for a Fund without the approval of a majority of that Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of that Fund's shares represented at a meeting if more than 50% of that Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of that Fund's outstanding shares.

Each Fund may not:

(1) Borrow money in an amount in excess of 33-1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this Statement of Additional Information), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2) Underwrite securities issued by other persons except insofar as such Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

(3) Purchase or retain real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein and securities secured by real estate), or mineral leases, commodities or commodity contracts (except contracts for the future delivery of fixed income securities, stock index and currency futures and options on such futures) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

(4) Invest in direct participation interests in oil, gas or other mineral exploration or development programs.

(5) Make loans to other persons except by the purchase of obligations in which such Fund is authorized to invest and by entering into repurchase agreements; provided that a Fund may lend its portfolio securities not in excess of 30% of its total assets (taken at market value). Not more than 10% of a Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.

(6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United States or any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state. In applying these limitations, a guarantee of a security will not be considered a security of the guarantor, provided that the value of all securities issued or guaranteed by that guarantor, and owned by the Fund, does not exceed 10% of the Fund's total assets. In determining the issuer of a security, each state and each political subdivision agency, and instrumentality of each state and each multi-state agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer.

(7) Invest in companies for the purpose of exercising control or management.

(8) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of such Fund, or is a member, partner, officer or Director of the Adviser, if after the purchase of the securities of such issuer by such Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

(9) Purchase any securities or evidences of interest therein on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and each Fund may make deposits on margin in connection with futures contracts and related options.

(10) Sell any security which such Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.

(11) Knowingly invest in securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or market makers do not exist or will not entertain bids or offers), except for repurchase agreements, if, as a result thereof more than 10% of such Fund's total assets (taken at market value) would be so invested.

(12) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "Investment Company Act") if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margins are not deemed to be the issuance of a senior security.

(13) Government Income Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry. High Yield Bond Fund may not invest more than 25% of its total assets (taken at market value) in the securities of issuers engaged in any one industry, except that the Fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries. The Adviser follows a policy of not causing the Fund to invest more than 25% of its total assets in the securities of issuers engaged in the electric utility industry or the telephone industry unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in this industry (issue size of $50 million or more) have averaged greater than the yields of new issue long-tern industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion the Adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of this industry justifies such an investment. Obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities are not subject to the foregoing 25% limitation. In addition, for purposes of this limitation, determinations of what constitutes an industry are made in accordance with specific industry codes set forth in the Standard Industrial Classification Manual and without considering groups of industries (e.g., all utilities, to be an industry).

(14) Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause a Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

(1) Neither Fund may purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending of the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, each Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of a Fund's portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of policy.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also Officers and Directors of the Adviser or Officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman, Director and
101 Huntington Avenue      Chief Executive Officer    Chief Executive Officer,
Boston, MA  02199          (1, 2)                     the Adviser; Chairman,
October 1944                                          Trustee and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial Group
                                                      ("The Berkeley Group");
                                                      Chairman and Director, NM
                                                      Capital Management, Inc.
                                                      ("NM Capital"), John
                                                      Hancock Advisers
                                                      International Limited
                                                      ("Advisers International")
                                                      and Sovereign Asset
                                                      Management Corporation
                                                      ("SAMCorp"); Chairman,
                                                      Chief Executive Officer
                                                      and President, John
                                                      Hancock Funds, Inc. ("John
                                                      Hancock Funds"); Chairman,
                                                      First Signature Bank and
                                                      Trust Company; Director,
                                                      John Hancock Insurance
                                                      Agency, Inc. ("Insurance
                                                      Agency, Inc."), John
                                                      Hancock Advisers
                                                      International (Ireland)
                                                      Limited ("International
                                                      Ireland"), John Hancock
                                                      Capital Corporation and
                                                      New England/Canada
                                                      Business Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Director, John
                                                      Hancock Freedom Securities
                                                      Corporation (until
                                                      September 1996); Director,
                                                      John Hancock Signature
                                                      Services, Inc. ("Signature
                                                      Services") (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James F. Carlin            Trustee                    Chairman and CEO, Carlin
233 West Central Street                               Consolidated, Inc.
Natick, MA 01760                                      (management/investments);
April 1940                                            Director, Arbella Mutual
                                                      Insurance Company
                                                      (insurance), Health Plan
                                                      Services, Inc.,
                                                      Massachusetts Health and
                                                      Education Tax Exempt
                                                      Trust, Flagship
                                                      Healthcare, Inc., Carlin
                                                      Insurance Agency, Inc.,
                                                      West Insurance Agency,
                                                      Inc. (until May 1995), Uno
                                                      Restaurant Corp.;
                                                      Chairman, Massachusetts
                                                      Board of Higher Education
                                                      (since 1995).

William H. Cunningham      Trustee                    Chancellor, University
601 Colorado Street                                   of Texas System and
O'Henry Hall                                          former President of the
Austin, TX 78701                                      University of Texas,
January 1944                                          Austin, Texas; Lee Hage
                                                      and Joseph D. Jamail
                                                      Regents Chair of Free
                                                      Enterprise; Director,
                                                      LaQuinta Motor Inns, Inc.
                                                      (hotel management
                                                      company); Director,
                                                      Jefferson-Pilot
                                                      Corporation (diversified
                                                      life insurance company)
                                                      and LBJ Foundation Board
                                                      (education foundation);
                                                      Advisory Director, Texas
                                                      Commerce Bank - Austin.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Charles F. Fretz           Trustee                    Retired; self employed;
RD #5, Box 300B                                       Former Vice President
Clothier Springs Road                                 and Director, Towers,
Malvern, PA  19355                                    Perrin, Foster & Crosby,
June 1928                                             Inc. (international
                                                      management consultants)
                                                      (1952-1985).

Harold R. Hiser, Jr.       Trustee                    Executive Vice
123 Highland Avenue                                   President,
Short Hill, NJ  07078                                 Schering-Plough
October 1931                                          Corporation
                                                      (pharmaceuticals)
                                                      (retired 1996);
                                                      Director, ReCapital
                                                      Corporation
                                                      (reinsurance) (until
                                                      1995).

Anne C. Hodsdon *          Trustee and President      President, Chief
101 Huntington Avenue      (1,2)                      Operating Officer and
Boston, MA  02199                                     Director, the Adviser;
April 1953                                            Trustee, The Berkeley
                                                      Group; Director, John
                                                      Hancock Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

Charles L. Ladner          Trustee                    Director, Energy North,
UGI Corporation                                       Inc. (public utility
P.O. Box 858                                          holding company) (until
Valley Forge, PA  19482                               1992); Senior Vice
February 1938                                         President of UGI Corp.
                                                      Holding Company Public
                                                      Utilities, LPGAS, Vice
                                                      President of Amerigas
                                                      Partners L.P.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Leo E. Linbeck, Jr.        Trustee                    Chairman, President,
3810 W. Alabama                                       Chief Executive Officer
Houston, TX 77027                                     and Director, Linbeck
August 1934                                           Corporation (a holding
                                                      company engaged in various
                                                      phases of the construction
                                                      industry and warehousing
                                                      interests); Former
                                                      Chairman, Federal Reserve
                                                      Bank of Dallas (1992,
                                                      1993); Chairman of the
                                                      Board and Chief Executive
                                                      Officer, Linbeck
                                                      Construction Corporation;
                                                      Director, PanEnergy
                                                      Corporation (a diversified
                                                      energy company), Daniel
                                                      Industries, Inc.
                                                      (manufacturer of gas
                                                      measuring products and
                                                      energy related equipment),
                                                      GeoQuest International
                                                      Holdings, Inc. (a
                                                      geophysical consulting
                                                      firm) (1980-1993); Former
                                                      Director, Greater Houston
                                                      Partnership (1980 -1995).

Patricia P. McCarter       Trustee                    Director and Secretary,
1230 Brentford Road                                   The McCarter Corp.
Malvern, PA  19355                                    (machine manufacturer).
May 1928

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Steven R. Pruchansky       Trustee (1)                Director and President,
4327 Enterprise Avenue                                Mast Holdings, Inc.
Naples, FL  33942                                     (since 1991); Director,
August 1944                                           First Signature Bank &
                                                      Trust Company (until
                                                      August 1991); Director,
                                                      Mast Realty Trust (until
                                                      1994); President,
                                                      Maxwell Building Corp.
                                                      (until 1991).

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Trustee, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      Signature Services
                                                      (until January 1997).

Norman H. Smith            Trustee                    Lieutenant General,
243 Mt. Oriole Lane                                   United States Marine
Linden, VA  22642                                     Corps; Deputy Chief of
March 1933                                            Staff for Manpower and
                                                      Reserve Affairs,
                                                      Headquarters Marine Corps;
                                                      Commanding General III
                                                      Marine Expeditionary
                                                      Force/3rd Marine Division
                                                      (retired 1991).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

John P. Toolan             Trustee                    Director, The Smith
13 Chadwell Place                                     Barney Muni Bond Funds,
Morristown, NJ  07960                                 The Smith Barney
September 1930                                        Tax-Free Money Funds,
                                                      Inc., Vantage Money Market
                                                      Funds (mutual funds), The
                                                      Inefficient-Market Fund,
                                                      Inc. (closed-end
                                                      investment company) and
                                                      Smith Barney Trust Company
                                                      of Florida; Chairman,
                                                      Smith Barney Trust Company
                                                      (retired December, 1991);
                                                      Director, Smith Barney,
                                                      Inc., Mutual Management
                                                      Company and Smith Barney
                                                      Advisers, Inc. (investment
                                                      advisers) (retired 1991);
                                                      Senior Executive Vice
                                                      President, Director and
                                                      member of the Executive
                                                      Committee, Smith Barney,
                                                      Harris Upham & Co.,
                                                      Incorporated (investment
                                                      bankers) (until 1991).

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Senior Vice President, The
                                                      Berkeley Group; President,
                                                      the Adviser (until
                                                      December 1994); Director,
                                                      Signature Services (until
                                                      January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, NM Capital and
                                                      SAMCorp.; Clerk, Insurance
                                                      Agency, Inc.; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      February 1996), and Vice
                                                      President of John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group; Vice
                                                      President, John Hancock
                                                      Distributors, Inc.
                                                      (until April 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or Directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 2, 1998 the officers and Trustees of the Funds as a group beneficially owned less than 1% of the outstanding shares of each of the Funds. As of that date, the following shareholders were the only record holders and beneficially owned of 5% or more of the shares of the respective Funds:

                                                     Percentage of Total
Name and                           Fund and          Outstanding Shares
Address of Shareholder             Class of Shares   of the Class of the Fund
----------------------             ---------------   ------------------------

MLPF&S For The Sole                Government               13.05%
Benefit of Its Customers           Income
Attn Fund Administration           Class B
4800 Deerlake Drive East
Jacksonville FL 32246-6484

Continental Trust Co Cust          Government                8.68%
C/F County Employee's Annuity &    Income
Benefit  Fund                      Class B
of Cook County IL
Attn Mutual Funds Dep 1976
209 W Jackson St Suite 700
Chicago IL 60606-6905

MLPF&S For The Sole                High Yield Bond           6.13%
Benefit of Its Customers           Class A
Attn Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

MLPF&S For The Sole                High Yield Bond          24.37%
Benefit of Its Customers           Class B
Attn Fund Administration
4800 Deerlake Drive East
Jacksonville FL 32246-6484

From December 22, 1994 until December 22, 1996, the Trustees established an Advisory Board to facilitate a smooth transition between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser. The members of the Advisory Board were distinct from the Trustees, did not serve the Funds in any other capacity and were persons who had no power to determine what securities were purchased or sold and behalf of the Funds.

Compensation of the Trustees and Advisory Board. The following tables provide information regarding the compensation paid by the Funds and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services for the Funds' most recently completed fiscal year. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Funds for their services.

                                                               Total
                                                               Compensation
                       Aggregate                               all Funds in from
                       Compensation from  Aggregate            John Hancock Fund
                       Government Income  Compensation from    Complex to
                       Fund (1)           High Yield Fund (1)  Trustees(2)
                       --------           -------------------  -----------

James F. Carlin           $ 4,558             $ 2,889            $  74,250
William H. Cunningham*      4,558               2,889               74,250
Charles F. Fretz            4,558               2,889               74,500
Harold R. Hiser, Jr.*       4,558               2,889               70,250
Charles L. Ladner           4,558               2,889               74,500
Leo E. Linbeck, Jr.         4,558               2,889               74,250
Patricia P. McCarter*       4,558               2,889               74,250
Steven R. Pruchansky*       4,702               2,987               77,500
Norman H. Smith*            4,702               2,987               77,500
John P. Toolan*             4,558               2,889               74,250
                         --------            --------            ---------
Total                    $ 45,868             $29,086            $ 745,500

(1)   Compensation for the period from November 1, 1996 to May 31, 1997.

(2) The total compensation paid by the John Hancock Funds Complex to the Independent Trustees as of the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Funds Complex with each of these Independent Trustees serving on thirty-two.

      As of December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $131,741, for Mr. Hiser was $90,972, for Ms. McCarter was $67,548, for Mr. Pruchansky was $28,731, for Mr. Smith was $32,314 and for Mr. Toolan was $163,385 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

                                                            Total Compensation
                     Aggregate          Aggregate           from all Funds in
                     Compensation from  Compensation        John Hancock Fund
Advisory Board       Government         from High Yield     Complex to Board
Members              Income Fund*       Bond Fund*          Members**
--------------       ------------       ----------          ---------

R. Trent Campbell         $0                 $0                 $ 47,000
Mrs. Lloyd Bentsen         0                  0                   47,000
Thomas R. Powers           0                  0                   47,000
Thomas B. McDade           0                  0                   47,000
                          --                 --                 --------
Total                     $0                 $0                 $188,000

* Compensation for the period from November 1, 1996 to May 31, 1997. The Advisory Board was discontinued on December 22, 1996.

**    For the calendar year ended December 31, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Funds have entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Funds' shareholders. Pursuant to the Advisory Agreements, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

Each Fund bears all cost of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to each Fund's plan of distribution; fees and expenses of custodian including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including and allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not other wise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, each Fund pays the Adviser a monthly a fee based on a stated percentage of the average of the daily net assets of each Fund as follows:

                        Government Income Fund

                                                             Fee
Average Daily Net Assets                                 (Annual Rate)
------------------------                                 -------------

First $200 million                                          0.650%
Next $300 million                                           0.625%
Over $500 million                                           0.600%


                        High Yield Bond Fund

                                                              Fee
Average Daily Net Assets                                 (Annual Rate)
------------------------                                 -------------

First $75 million                                           0.625%
Next $75 million                                            0.5625%
Over $150 million                                           0.500%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by a Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreements, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which their respective contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of the obligations and duties under the applicable contract.

Under the Advisory Agreements, the Funds may use the name "John Hancock" or any name derived from or similar to it only for as long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If a Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Each Advisory Agreement was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement discussed below will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement, or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

Advisory fees payable by the Funds to the Adviser, were as follows:

                       Government Income Fund         High Yield Bond Fund
                       ----------------------         --------------------

12/22/94-10/31/95            $1,612,806                       $  897,349
10/31/96                     $3,952,669                       $1,326,701
11/1/96-5/31/97              $1,999,643                       $1,204,001

Administrative Services Agreement. Each Fund previously was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Funds. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide administrative services to the Funds. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Funds by the Adviser and its affiliates. The Services Agreement was terminated during the 1995 fiscal year.

The following amounts for each of the Funds reflects the total of administrative services fees paid to the Adviser for the fiscal year ended October 31, 1995:

      Government Income Fund - $16,694      High Yield Bond Fund - $13,697

Accounting and Legal Services Agreement. The Trust, on behalf each Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides each Fund with certain tax, accounting and legal services. For the fiscal year ended October 31, 1996, Government Income Fund and High Yield Bond Fund paid the Adviser $96,304 and $37,927 for services under this agreement. For the period from November 1, 1996 to May 31, 1997, Government Income Fund and High Yield Bond Fund paid the Adviser $59,313 and $42,106 for services under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the broker receive compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

For the fiscal years ended October 31, 1995, 1996, and for the period from November 1, 1996 to May 31, 1997, the following amounts reflect (a) the total underwriting commissions for sales of the

Funds' Class A shares and (b) the portion of such amount retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to dealers.

                     Government Income Fund           High Yield Bond Fund
                     ----------------------           --------------------

10/31/1995       (a) $ 35,314 and (b) $  6,442   (a) $239,238 and (b) $ 19,285
10/31/1996       (a) $515,753 and (b) $ 65,449   (a) $696,959 and (b) $ 72,221
11/1/96-5/31/97  (a) $105,964 and (b) $115,430   (a) $946,242 and (b) $115,430

Government Income and High Yield Bond Funds Trustees adopted Distribution Plans with respect to each Class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of that Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of each Fund's average daily net assets attributable to each class of shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fees will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will by used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments they make under the Class A Plan, these expenses will not carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Funds, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the fiscal period ended May 31, 1997 an aggregate of $10,894,166 of distribution expenses or 6.53% of the average net assets of Government Income Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rules 12b-1 fees in prior periods. For the same period, an aggregate of $8,666,437 of distribution expenses or 2.80% of the average net assets of High Yield Bond Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. Class C shares of High Yield Bond Fund did not commence operations until May 1, 1998; therefore, there are no unreimbursed expenses to report.

The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Plans ( the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each of the Plans provides that it will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and Independent Trustees. Each of the Plans may be terminated without penalty, (a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights to that Plan. Each of the Plans provide that no material amendment to the Plan will be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, these is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of affected Fund.

Amounts paid to John Hancock Funds by any class of shares of each Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to each Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Funds may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the period from November 1, 1996 to May 31, 1997, the Funds paid the Distributors the following amounts of expenses with respect to the Class A shares and Class B shares of each of the Funds. Class C shares of High Yield Bond Fund did not commence operations until May 1, 1998; therefore, there are no expenses to report.

                                           Printing
                                             and
                                          Mailing of                   Expenses of     Interest,
                                         Prospectuses   Compensation       John       Carrying or
                                            to New       to Selling      Hancock     Other Finance
Funds                      Advertising   Shareholders     Brokers         Funds         Charges
-----                      -----------   ------------     -------         -----         -------

Government Income

  Class A Shares            $ 35,193       $ 2,825       $418,906        $ 91,883      $      0
  Class B Shares            $ 40,422       $ 3,458       $330,534        $106,526      $473,818

High Yield Bond
  Class A Shares            $ 15,976       $   848       $ 27,869        $ 67,231      $      0
  Class B Shares            $194,591       $10,051       $370,056        $830,976      $391,271

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the shares of the Funds, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then only will be issued for full shares. The Trustees of each Fund reserve the right to change or waive each Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the respective Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and domestic partner) of any of the foregoing, or any fund, pension, profit sharing or other benefit plan of the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, for each Fund, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

      Amount Invested                                       CDSC Rate
      ---------------                                       ---------

      $1 to $4,999,999                                        1.00%
      Next $5 million to $9,999,999                           0.50%
      Amounts of $10 million and over                         0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty- eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k),403(b) (including
TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and
Section 457 plans. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made with the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charges as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a Fund to sell, any additional shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of a sales charge so the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the share you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)   $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                      (120.00)
                                                                     -------
      o Amount subject to CDSC                                       $280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.


* Redemptions due to death or disability. (Does not apply to Trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" in the Prospectus.

* Redemption of Class B or Class C shares where the proceeds are used to purchase a John Hancock Declaration Annuity.


* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B and Class C

-------------------------------------------------------------------------------------------
Type of            401 (a) Plan   403 (b)        457           IRA, IRA      Non-retirement
Distribution       (401 (k),                                   Rollover
                   MPP, PSP)
-------------------------------------------------------------------------------------------
Death or           Waived         Waived         Waived        Waived        Waived
Disability
-------------------------------------------------------------------------------------------
Over 70 1/2        Waived         Waived         Waived        Waived for    12% of
                                                               mandatory     account
                                                               distributions value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Between 59 1/2     Waived         Waived         Waived        Waived for    12% of
and 70 1/2                                                     Life          account
                                                               Expectancy    value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Under 59 1/2       Waived for     Waived for     Waived for    Waived for    12% of
                   annuity        annuity        annuity       annuity       account
                   payments       payments       payments      payments      value
                   (72+) or 12%   (72+) or 12%   (72+) or      (72+) or      annually in
                   of account     of account     12% of        12% of        periodic
                   value          value          account       account       payments
                   annually in    annually in    value         value
                   periodic       periodic       annually in   annually in
                   payments       payments       periodic      periodic
                                                 payments      payments
-------------------------------------------------------------------------------------------
Loans              Waived         Waived         N/A           N/A           N/A
-------------------------------------------------------------------------------------------
Termination of     Not Waived     Not Waived     Not Waived    Not Waived    N/A
Plan
-------------------------------------------------------------------------------------------
Hardships          Waived         Waived         Waived        N/A           N/A
-------------------------------------------------------------------------------------------
Return of Excess   Waived         Waived         Waived        Waived        N/A
-------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such security would be valued for the purpose of making such payment at the same value as used in determining the Fund's net asset value. Each Fund has however elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent to that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The funds permit exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

Each Fund may refuse any exchange order. Each Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. Each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds from the redemption of shares of the applicable Fund. Since the redemption price of the shares of a Fund may be more or less than the shareholder's cost, depending upon the market value of the securities owned by each Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic

Withdrawal Plan concurrently with purchases of additional shares of the Funds could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement and Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed a Fund's shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of that Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in each Fund, each Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Funds, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Funds may refuse any reinvestment request.

Each Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS".

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUNDS' SHARES

The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and in one or more classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of these two Funds and one other series and the issuance of two classes of shares of Government Income Fund, designated as Class A and Class B and three classes of shares of High Yield Bond Fund, designated as Class A, Class B and Class C. Additional series may be added in the future.

The shares of each class of the Funds represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each Class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than in a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter or credit card checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

Each series of the Trust, including the Fund is treated as a separate entity for tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax.

Distributions from a Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by High Yield Bond Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain it is deemed to recognize from the sale of certain investments or derivatives held for less than three months, which gain is limited under the Code to less than 30% of gross income for each taxable year, and could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss but after considering the post-October loss regulations the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Government Income Fund and High Yield Bond Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign taxes paid by them. The Funds probably will not satisfy this 50% requirement.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders will not, in this event, include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

High Yield Bond Fund is permitted to acquire stock in foreign corporations. If this Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Those investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The amount of a Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of such Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would
(a) include his pro rata share of such excess as capital gain income in his return for his taxable year in which the last day of such Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by such Fund, and (c) be entitled to increase the adjusted tax basis for his shares in such Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund and, as noted above, would not be distributed as such to shareholders. As of May 31, 1997, High Yield Bond Fund had capital loss carryforwards of $4,858,582 which expires in 2003, and Government Income Fund had capital loss carryforwards of $20,815,945 of which $15,347,195 expires in 2002, $1,419,401 expires in 2003 and $1,964,217 expires in 2004 and $2,085,132 expires in 2005.

A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures and forward contracts may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although either Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Investments in debt obligations that are at risk of or are in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as when the Funds may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund that holds such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into options, futures, foreign currency positions and foreign currency forward transactions.

Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause such Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures and forward foreign currency contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to seek to minimize any potential adverse tax consequences.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that each Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

The Fund may advertise yield, where appropriate. For the 30-day period ended November 30, 1997, the yields of (a) High Yield Bond Fund's Class A and Class B shares were 9.29% and 8.97%, respectively, and (b) Government Income Fund's Class A and Class B shares were 5.39% and 4.88%, respectively. Class C shares of High Yield Bond fund commenced operations on May 1, 1998; therefore, there is no yield to report.

Each Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

      a = dividends and interest earned during the period.

      b = net expenses accrued during the period.

      c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

      d = the maximum offering price per share on the last day of the period
          (NAV where applicable).

Total Return. Average annual total return is determined separately for each class of shares.

Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of Government Income Fund and High Yield Bond Fund. Class C shares of High Yield Bond Fund commenced operations on May 1, 1998; therefore, there is no average annual total return to report.

                             Government Income Fund
                             ----------------------

                                                Class B Shares
 Class A Shares  Class A Shares  Class B Shares   Five Years    Class B Shares
 One Year Ended    9/30/94* to   One Year Ended      Ended        2/23/88* to
    11/30/97        11/30/97        11/30/97       11/30/97        11/30/97
    --------        --------        --------       --------        --------

     2.41%            7.38%          1.45%           5.59%           7.04%

                              High Yield Bond Fund
                              --------------------

                                                Class B Shares
 Class A Shares  Class A Shares  Class B Shares   Five Years    Class B Shares
 One Year Ended    6/30/93* to   One Year Ended      Ended       10/26/87* to
    11/30/97        11/30/97        11/30/97       11/30/97        11/30/97
    --------        --------        --------       --------        --------

     12.25%           9.87%          11.67%         11.82%           9.75%

*     Commencement of operations.

Total Return. Each Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

      P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      n = number of years.

      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Funds' sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding a Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, a Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper--Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. A Fund's promotional and sales literature may make reference to the Fund's "beta." Beta reflects the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of a Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of a Fund for any period in the future. The performance of a Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease a Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and Trustees who are interested persons of the Funds. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the NASD and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Funds. The Funds will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of each Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

Negotiated brokerage commissions of the Funds for their respective reporting periods are as follows:

Government Income Fund - (a) $59,080 for the period from November 1, 1996 to May 31, 1997 (b) $135,622 for the fiscal year ended October 31, 1996; and (c) $15,814 for the fiscal year ended October 31, 1995.

High Yield Bond Fund - (a) $67,481 for the period from November 1, 1996 to May 31, 1997 (b) $39,163 for the fiscal year ended October 31, 1996; and (c) $40,228 for the fiscal year ended October 31, 1995.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the period from November 1, 1996 to May 31, 1997, Government Income Fund paid $0 and High Yield Bond Fund paid $0 in commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Funds may execute portfolio transactions with or through Affiliated Brokers. For the fiscal years ended October 31, 1995 and 1996, the Funds paid no brokerage commission to any Affiliated Broker. For the period from November 1, 1996 to May 31, 1997, the Fund paid no brokerage commissions to any Affiliated Broker.

Distributors may act as broker for the Funds on exchange transactions, subject, however, to the general policy of the Funds set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Funds as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Funds, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Broker, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Advisers may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services Inc., 1 Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Each Fund pays an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $21.50 for each Class C shareholder account. Each Fund also pays certain out-of- pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Funds and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Funds. The financial statements of the Funds included in the Prospectus and this Statement of Additional Information as of the Funds fiscal period ended May 31, 1997 have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF BOND RATINGS AND FUND'S ASSET COMPOSITION
The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

FITCH INVESTORS SERVICE ("Fitch")

AAA, AA, A, BBB - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

TAX-EXEMPT NOTE RATINGS

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow or funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - FIN-1 and FIN-2. Notes assigned FIN-1 are regarded as having the strongest degree of assurance for timely payment. A plus symbol may be used to indicate relative standing. Notes assigned FIN-2 reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1, indicates highest quality repayment capacity of rated issue and Prime-2 indicates higher quality.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A have the greatest capacity for a timely payment and the designation 1, 2 and 3 indicates the relative degree of safety. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1 issues are regarded as having the strongest degree of assurance for timely payment. (+) is used to designate the relative position of an issuer within the rating category. F-2 issues reflect an assurance of timely payment only slightly less in degree than the strongest issues. The symbol (LOC) may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper note.

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

FINANCIAL STATEMENTS

              JOHN HANCOCK INTERMEDIATE MATURITY GOVERNMENT FUND

                           Class A and Class B Shares
                       Statement Of Additional Information

                                  May 1, 1998

This Statement of Additional Information provides information about the John Hancock Intermediate Maturity Government Fund (the "Fund"), in addition to the information that is contained in the combined Income Funds' Prospectus dated May 1, 1998 (the "Prospectus"). The Fund is a diversified series of John Hancock Bond Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02117-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                        Page


Organization of the Fund............................................      2
Investment Objective and Policies...................................      2
Investment Restrictions.............................................     10
Those Responsible for Management....................................     12
Investment Advisory and Other Services..............................     21
Distribution Contracts..............................................     24
Net Asset Value.....................................................     26
Initial Sales Charge on Class A Shares..............................     27
Deferred Sales Charge on Class B Shares.............................     29
Special Redemptions.................................................     33
Additional Services and Programs....................................     33
Description of the Fund's Shares....................................     35
Tax Status..........................................................     36
Calculation of Performance..........................................     40
Brokerage Allocation................................................     42
Transfer Agent Services.............................................     44
Custody of Portfolio................................................     44
Independent Auditors................................................     44
Appendix A..........................................................     A-1
Financial Statements................................................     F-1

ORGANIZATION OF THE TRUST

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to September 22, 1995, the Fund was called John Hancock Adjustable U.S. Government Trust. Prior to December 22, 1994, the Fund was called Transamerica Adjustable U.S. Government Trust.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to earn a high level of current income, consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government securities, including mortgage-backed securities issued or guaranteed by U.S. Government agencies. Since the U.S. Government has never defaulted on its obligations, its securities are considered unmatched as a safe and reliable income source. The Fund may also invest in obligations of the Tennessee Valley Authority and the World Bank and medium-term debt obligations of governmental issuers. Under normal market conditions, the Fund intends to maintain a weighted average remaining maturity or average remaining life of three to ten years.

Under normal conditions, at least 80% of the Fund's total assets will be in U.S. Government securities that consist of the following:

1. U.S. Treasury obligations, which differ only in their interest rates, maturities and time of issuance, including U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities greater than ten years); and

2. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are supported by: (i) the full faith and credit of the U.S. Government (e.g., securities issued by the Government National Mortgage Association ("GNMA")), (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (e.g., securities of the Federal Home Loan Bank Board) or (iii) the credit of the instrumentality (e.g., bonds issued by the Federal Home Loan Mortgage Association ("FHLMC") or Federal National Mortgage Association ("FNMA").

In general, investments in shorter and intermediate term (three to ten years) debt securities are less sensitive to interest rate changes and provide more stability than longer-term (ten years or more) investments. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank. Also, Fund shares are not federally insured by the Federal Deposit

Insurance Corporation, the Federal Reserve Board or any other government agency. All temporary defensive investments are required to be high quality.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represents the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.

Structured Securities. The Fund may invest in structured securities including notes, bonds or debentures, the value of the principal of and/or interest on which is to be determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Mortgage Backed Securities. The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of "Mortgage-Backed Securities" that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" or "residual" interest in REMICS, although the Fund does not intend, absent a change in current tax law, to invest in residual interests.

Stripped Mortgage-Backed Securities. SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the Securities and Exchange Commission ("SEC") considers privately issued SMBS to be illiquid.

Risk Factors Associated with Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage- Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs"), certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage- Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during this period as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank or securities firm with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of interest which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. The Fund will use proceeds obtained from the sale of securities pursuant to reverse repurchase agreements to purchase other investments. The use of borrowed funds to make investments is a practice known as "leverage," which is considered speculative. Use of reverse repurchase agreements is an investment technique that is intended to increase income. Thus, the Fund will enter into a reverse repurchase agreement only when the Adviser determines that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. However, there is a risk that interest expense will nevertheless exceed the income earned. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund that it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not enter into reverse repurchase agreements or borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market). Forward commitment transactions shall not constitute borrowings and interest paid on any borrowings will reduce the Fund's net investment income. The Fund will enter into reverse repurchase agreements only with selected registered broker/dealers or with federally insured banks or savings and loan associations that are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the firms involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments . The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities on any type of maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities which are rated in the highest rating category by a nationally recognized statistical rating organization (e.g., S&P or Moody's) or if not so rated, of equivalent investment quality in the opinion of the Adviser.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund and may enter into interest rate swaps and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "TAX STATUS."

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund does not invest for the purpose of seeking short-term profits. The Fund's investment securities may be changed, however, without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater expenses. The Fund's portfolio rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. borrow money, except that as a temporary measure for extraordinary or emergency purposes the Fund may borrow from banks in aggregate amounts at any one time outstanding not exceeding 33 1/3% of the total assets (including the amount borrowed) of the Fund valued at market; and the Fund may not purchase any securities at any time when borrowings exceed 5% of the total assets of the Fund (taken at market value). This borrowing restriction does not prohibit the use of reverse repurchase agreements (see "Reverse Repurchase Agreements"). For purposes of this investment restriction, forward commitment transactions shall not constitute borrowings. Interest paid on any borrowings will reduce the Fund's net investment income;

2. make short sales of securities or purchase any security on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities (this restriction does not apply to securities purchased on a when-issued basis);

3. underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security, and except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

4. make loans to other persons except (a) through the lending of securities held by the Fund, (b) through the purchase of debt securities in accordance with the investment policies of the Fund (the entry into repurchase agreements is not considered a loan for purposes of this restriction);

5. with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) more than 5% of the value of its assets would be invested in that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objectives as the Fund;

6. purchase or sell real estate (including limited partnership interests) other than securities secured by real estate or interests therein including mortgage-related securities or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities);

7. invest more than 25% of its total assets in the securities of issuers whose principal business activities are in the same industry (excluding obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements) except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same objectives as the Fund;

8. issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "Investment Company Act")) if such issuance is specifically prohibited by the Investment Company Act or the rules and regulations promulgated thereunder; or

9. invest in securities of any company if, to the knowledge of the Trust, any officer or director of the Trust or its Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and all such officers and directors own in the aggregate more than 5% of the outstanding securities of such company.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) invest in companies for the purpose of exercising control or management, except that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment restrictions as the Fund;

(b) purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(c) invest in commodities, except that the Fund may purchase and sell: forward commitments, when-issued securities, securities index put or call warrants, repurchase agreements, options on securities and securities indices, futures contracts on securities and securities indices and options on these futures, entered into in accordance with the Fund's investment policies (the Fund does not currently intend to invest in options and futures);

(d)   invest more than 15% of its net assets in illiquid securities.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by the Trustees of the Trust who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Trust are also Officers and Directors of the Adviser or Officers and Directors of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman, Director and
101 Huntington Avenue      Chief Executive Officer    Chief Executive Officer,
Boston, MA  02199          (1, 2)                     the Adviser; Chairman,
October 1944                                          Trustee and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial Group
                                                      ("The Berkeley Group");
                                                      Chairman and Director, NM
                                                      Capital Management, Inc.
                                                      ("NM Capital"), John
                                                      Hancock Advisers
                                                      International Limited
                                                      ("Advisers International")
                                                      and Sovereign Asset
                                                      Management Corporation
                                                      ("SAMCorp"); Chairman,
                                                      Chief Executive Officer
                                                      and President, John
                                                      Hancock Funds, Inc. ("John
                                                      Hancock Funds"); Chairman,
                                                      First Signature Bank and
                                                      Trust Company; Director,
                                                      John Hancock Insurance
                                                      Agency, Inc. ("Insurance
                                                      Agency, Inc."), John
                                                      Hancock Advisers
                                                      International (Ireland)
                                                      Limited ("International
                                                      Ireland"), John Hancock
                                                      Capital Corporation and
                                                      New England/Canada
                                                      Business Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Director, John
                                                      Hancock Freedom Securities
                                                      Corporation (until
                                                      September 1996); Director,
                                                      John Hancock Signature
                                                      Services, Inc. ("Signature
                                                      Services") (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James F. Carlin            Trustee                    Chairman and CEO, Carlin
233 West Central Street                               Consolidated, Inc.
Natick, MA 01760                                      (management/investments);
April 1940                                            Director, Arbella Mutual
                                                      Insurance Company
                                                      (insurance), Health Plan
                                                      Services, Inc.,
                                                      Massachusetts Health and
                                                      Education Tax Exempt
                                                      Trust, Flagship
                                                      Healthcare, Inc., Carlin
                                                      Insurance Agency, Inc.,
                                                      West Insurance Agency,
                                                      Inc. (until May 1995), Uno
                                                      Restaurant Corp.;
                                                      Chairman, Massachusetts
                                                      Board of Higher Education
                                                      (since 1995).

William H. Cunningham      Trustee                    Chancellor, University
601 Colorado Street                                   of Texas System and
O'Henry Hall                                          former President of the
Austin, TX 78701                                      University of Texas,
January 1944                                          Austin, Texas; Lee Hage
                                                      and Joseph D. Jamail
                                                      Regents Chair of Free
                                                      Enterprise; Director,
                                                      LaQuinta Motor Inns, Inc.
                                                      (hotel management
                                                      company); Director,
                                                      Jefferson-Pilot
                                                      Corporation (diversified
                                                      life insurance company)
                                                      and LBJ Foundation Board
                                                      (education foundation);
                                                      Advisory Director, Texas
                                                      Commerce Bank - Austin.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Charles F. Fretz           Trustee                    Retired; self employed;
RD #5, Box 300B                                       Former Vice President
Clothier Springs Road                                 and Director, Towers,
Malvern, PA  19355                                    Perrin, Foster & Crosby,
June 1928                                             Inc. (international
                                                      management consultants)
                                                      (1952-1985).

Harold R. Hiser, Jr.       Trustee                    Executive Vice
123 Highland Avenue                                   President,
Short Hill, NJ  07078                                 Schering-Plough
October 1931                                          Corporation
                                                      (pharmaceuticals)
                                                      (retired 1996);
                                                      Director, ReCapital
                                                      Corporation
                                                      (reinsurance) (until
                                                      1995).

Anne C. Hodsdon *          Trustee and President      President, Chief
101 Huntington Avenue      (1,2)                      Operating Officer and
Boston, MA  02199                                     Director, the Adviser;
April 1953                                            Trustee, The Berkeley
                                                      Group; Director, John
                                                      Hancock Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

Charles L. Ladner          Trustee                    Director, Energy North,
UGI Corporation                                       Inc. (public utility
P.O. Box 858                                          holding company) (until
Valley Forge, PA  19482                               1992); Senior Vice
February 1938                                         President of UGI Corp.
                                                      Holding Company Public
                                                      Utilities, LPGAS, Vice
                                                      President of Amerigas
                                                      Partners L.P.

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Leo E. Linbeck, Jr.        Trustee                    Chairman, President,
3810 W. Alabama                                       Chief Executive Officer
Houston, TX 77027                                     and Director, Linbeck
August 1934                                           Corporation (a holding
                                                      company engaged in various
                                                      phases of the construction
                                                      industry and warehousing
                                                      interests); Former
                                                      Chairman, Federal Reserve
                                                      Bank of Dallas (1992,
                                                      1993); Chairman of the
                                                      Board and Chief Executive
                                                      Officer, Linbeck
                                                      Construction Corporation;
                                                      Director, PanEnergy
                                                      Corporation (a diversified
                                                      energy company), Daniel
                                                      Industries, Inc.
                                                      (manufacturer of gas
                                                      measuring products and
                                                      energy related equipment),
                                                      GeoQuest International
                                                      Holdings, Inc. (a
                                                      geophysical consulting
                                                      firm) (1980-1993); Former
                                                      Director, Greater Houston
                                                      Partnership (1980 -1995).

Patricia P. McCarter       Trustee                    Director and Secretary,
1230 Brentford Road                                   The McCarter Corp.
Malvern, PA  19355                                    (machine manufacturer).
May 1928

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Steven R. Pruchansky       Trustee (1)                Director and President,
4327 Enterprise Avenue                                Mast Holdings, Inc.
Naples, FL  33942                                     (since 1991); Director,
August 1944                                           First Signature Bank &
                                                      Trust Company (until
                                                      August 1991); Director,
                                                      Mast Realty Trust (until
                                                      1994); President,
                                                      Maxwell Building Corp.
                                                      (until 1991).

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Trustee, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      Signature Services
                                                      (until January 1997).

Norman H. Smith            Trustee                    Lieutenant General,
243 Mt. Oriole Lane                                   United States Marine
Linden, VA  22642                                     Corps; Deputy Chief of
March 1933                                            Staff for Manpower and
                                                      Reserve Affairs,
                                                      Headquarters Marine Corps;
                                                      Commanding General III
                                                      Marine Expeditionary
                                                      Force/3rd Marine Division
                                                      (retired 1991).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

John P. Toolan             Trustee                    Director, The Smith
13 Chadwell Place                                     Barney Muni Bond Funds,
Morristown, NJ  07960                                 The Smith Barney
September 1930                                        Tax-Free Money Funds,
                                                      Inc., Vantage Money Market
                                                      Funds (mutual funds), The
                                                      Inefficient-Market Fund,
                                                      Inc. (closed-end
                                                      investment company) and
                                                      Smith Barney Trust Company
                                                      of Florida; Chairman,
                                                      Smith Barney Trust Company
                                                      (retired December, 1991);
                                                      Director, Smith Barney,
                                                      Inc., Mutual Management
                                                      Company and Smith Barney
                                                      Advisers, Inc. (investment
                                                      advisers) (retired 1991);
                                                      Senior Executive Vice
                                                      President, Director and
                                                      member of the Executive
                                                      Committee, Smith Barney,
                                                      Harris Upham & Co.,
                                                      Incorporated (investment
                                                      bankers) (until 1991).

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Senior Vice President, The
                                                      Berkeley Group; President,
                                                      the Adviser (until
                                                      December 1994); Director,
                                                      Signature Services (until
                                                      January 1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, NM Capital and
                                                      SAMCorp.; Clerk, Insurance
                                                      Agency, Inc.; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      February 1996), and Vice
                                                      President of John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group; Vice
                                                      President, John Hancock
                                                      Distributors, Inc.
                                                      (until April 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)   A member of the Investment Committee of the Adviser.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As February 2, 1998, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of the outstanding shares of the Fund listed below:

                                                 Percentage Ownership
                                                of Outstanding Shares
                                                ---------------------

Class B
MLPF&S For The Sole                                     27.99%
Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


From December 22, 1994 until December 22, 1996, the Trustees established an Advisory Board to facilitate a smooth transition between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser. The members of the Advisory Board were distinct from the Trustees, did not serve the Fund in any other capacity and were persons who had no power to determine what securities were purchased or sold and behalf of the Fund.

Compensation of the Trustees and Advisory Board. The following tables provide information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and the Advisory Board members for their services. Messrs. Boudreau and Scipione, and Ms. Hodsdon, each a non-Independent Trustees, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.

                                                     Total Compensation from all
                             Aggregate Compensation  all Funds in John Hancock
Trustees                       from the Fund (1)     Fund Complex to Trustees*
--------                       -----------------     -------------------------

James F. Carlin                       $ 10                    $ 74,250
William H. Cunningham (**)            $ 10                      74,250
Charles F. Fretz                      $ 10                      74,500
Harold R. Hiser, Jr. (**)             $ 10                      70,250
Charles L. Ladner                     $ 10                      74,500
Leo E. Linbeck, Jr.                   $ 10                      74,250
Patricia P. McCarter                  $ 10                      74,250
Steven R. Pruchansky                  $ 13                      77,500
Norman H. Smith                       $ 13                      77,500
John P. Toolan (**)                   $ 10                      74,250
                                      ----                    --------
Total                                 $106                    $745,500

(1)   Compensation for the period from April 1, 1997 to May 31, 1997.

* The total compensation paid by the John Hancock Fund Complex to the Independent Trustees as of the calendar year ended December 31, 1996. As of this date, there were sixty-seven funds in the John Hancock Fund Complex, of which each of these Independent Trustees serving on thirty-two.

** As of December 31, 1996, the value of the aggregate deferred compensation from all funds in the John Hancock Fund Complex for Mr. Cunningham was $131,741 , for Mr. Hiser was $90,972 , for Ms. McCarter was $67,548, for Mr. Pruchansky was $28,731, for Mr. Smith was $32,314 and for Mr. Toolan was $163,385 under the John Hancock Deferred Compensation Plan for Independent Trustees.

                                                      Total Compensation from
                                                      all Funds in John Hancock
Advisory Board             Aggregate Compensation     Fund Complex to Advisory
Members                     from the Fund +           Board Members***
-------                     ---------------           ----------------

R. Trent Campbell          $0                           $ 47,000
Mrs. Lloyd Bentsen         $0                             47,000
Thomas R. Powers           $0                             47,000
Thomas B. McDade           $0                             47,000
                           --                           --------
Total                      $0                           $188,000

+ Compensation for the period from April 1, 1997 to May 31, 1997. The Advisory Board was discontinued as of December 22, 1996.

***   For the calendar year ended December 31, 1996.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds, having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage, equal on an annual basis to 0.40%, of the average daily net assets of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients, for which the Adviser renders investment advice arise for consideration at or about the same time transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of the obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the applicable Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Fund's Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Under the Fund's master/feeder structure (which was terminated on September 22, 1995 pursuant to an Agreement and Plan of Liquidation and Termination dated June 13, 1995) existing for the fiscal years ended March 31, 1995 and 1996 (until September 22, 1995), the Fund invested all of its assets in Adjustable U.S. Government Fund (the "Portfolio"). During these years, advisory fees payable by the Portfolio to TFMC, the Portfolio's former investment adviser, and borne indirectly by the Fund, amounted to $107,596 and $0, respectively. For the fiscal years ended March 31, 1995, 1996, 1997 and for the period April 1, 1997 to May 31, 1997, advisory fees paid by the Portfolio to the Adviser and borne indirectly by the Fund, amounted to $35,865, $137,927, $132,601 and $19,526, respectively. For the years ended
March 31, 1995, 1996, 1997 and for the period April 1, 1997 to May 31, 1997 TFMC (until December 22, 1994), the Adviser received fees of $0, $0, $10,548 and $0, respectively.

The continuation of the Advisory Agreement and Distribution Agreement was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement discussed below, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Administration Agreement. Pursuant to an administration agreement, dated December 22, 1994, the Adviser provided the Fund with general office facilities and supervised the overall administration of the Fund including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of the independent contractors and agents of the Fund, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records (other than accounting books and records) of the Fund. The Adviser paid all compensation of the Trustees, officers and employees of the Fund who were affiliated persons of the Adviser. The administration agreement terminated in September 1995.

Under the administration agreement, the Adviser would have received from the Fund, a fee at an annual rate of 0.10% of the Fund's average daily net assets, subject to the expense limitation provisions described below. For the fiscal year ended March 31, 1995, administration fees paid by the Fund to TFMC, the Fund's former administrator would have amounted to $21,511 and the Adviser would have received $7,171 for the year ended March 31, 1995; however, all such fees were not imposed pursuant to the fee and expense limitation arrangements then in effect.

Under the administration agreement, neither the Adviser nor its personnel was liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the administration agreement.

Administrative Services Agreement. During the fiscal year ended March 31, 1995, the Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment was provided as necessary to provide the required administrative services. The Services Agreement was amended in connection with the appointment of the Adviser as administrator to the Fund to permit services under the Agreement to be provided by the Adviser and its affiliates. The Services Agreement was terminated during the fiscal year ended March 31, 1995.

For the fiscal year ended March 31, 1995, the Fund paid to TFMC (pursuant to the Services Agreement) $9,604 of which $8,164 was paid to TFMC and $1,440 was paid for certain data processing and pricing information services.

For the fiscal year ended March 31, 1995, the Portfolio paid TFMC (pursuant to the Services Agreement) $24,461 of which $17,704 was paid to TFMC and $6,757 was paid for certain data processing and pricing information services.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the period from April 1, 1997 to May 31, 1997, the Fund paid the Adviser $915 for services under this agreement. From the effective date of July 1, 1996 to March 31, 1997, the Fund paid the Adviser $4,508 under this agreement.

In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended March 31, 1995, 1996 and 1997 were $24,555, $4,976 and $26,470, respectively, and for the period from April 1, 1997 to May 31, 1997 was $7,357. Of such amounts, $4,090, $0, $6,000 and $557, respectively, were retained by John Hancock Funds in 1995, 1996, 1997 and for the period from April 1, 1997 to May 31, 1997. The remainder of the underwriting commissions were reallowed to dealers.

The Fund's Trustees, including the Independent Trustees, adopted new Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment

Company Act. Such Plans were approved by a majority of the outstanding shares of each respective class on December 16, 1994 and became effective on December 22, 1994. Under the Plans the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% and 1.00%, respectively, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund, because the Trustees may terminate the Class B Plan at any time. For the period from April 1, 1997 to May 31, 1997, an aggregate of $402,344 of distribution expenses or 6.06% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, or (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the period from April 1, 1997 to May 31, 1997, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund:

                                  Expense Items
                                  -------------

                          Printing and                              Interest,
                          Mailing of                   Expenses of  Carrying
                          Prospectus    Compensation   John         or Other
                          to New        to Selling     Hancock      Finance
            Advertising   Shareholders  Brokers        Funds        Charges
            -----------   ------------  -------        -----        -------

Class A     $ 1,021       $  656        $5,845         $1,909       $    0
shares
Class B     $   781       $  623        $3,852         $1,343       $4,487
shares

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of any determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after closing of a foreign market, assets are valued by a method that Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.


Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

      o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

      o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

      o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

      o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

      o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the

      Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

      o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

      o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994 , and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:


Amount Invested                             CDSC Rate
---------------                             ---------

          $1 to $4,999,999                    1.00%
          Next $5 million to $9,999,999       0.50%
          Amounts of $10 million and over     0.25%

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b), (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $50,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months), the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including Class B shares derived from reinvestment of dividends or capital gains distributions. No CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the four-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the four-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)  $ 600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                  (200.00)
      o Minus proceeds of 10 shares not subject to CDSC
        (dividend reinvestment)                                      (120.00)
                                                                    --------
      o Amount subject to CDSC                                      $ 280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to Trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B shares where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.


* Redemptions of Class B shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.


* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA accounts that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B

-------------------------------------------------------------------------------------------
Type of            401 (a) Plan   403 (b)        457           IRA, IRA      Non-retirement
Distribution       (401 (k),                                   Rollover
                   MPP, PSP)
-------------------------------------------------------------------------------------------
Death or           Waived         Waived         Waived        Waived        Waived
Disability
-------------------------------------------------------------------------------------------
Over 70 1/2        Waived         Waived         Waived        Waived for    12% of
                                                               mandatory     account
                                                               distributions value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Between 59 1/2     Waived         Waived         Waived        Waived for    12% of
and 70 1/2                                                     Life          account
                                                               Expectancy    value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Under 59 1/2       Waived for     Waived for     Waived for    Waived for    12% of
                   annuity        annuity        annuity       annuity       account
                   payments       payments       payments      payments      value
                   (72+) or 12%   (72+) or 12%   (72+) or      (72+) or      annually in
                   of account     of account     12% of        12% of        periodic
                   value          value          account       account       payments
                   annually in    annually in    value         value
                   periodic       periodic       annually in   annually in
                   payments       payments       periodic      periodic
                                                 payments      payments
-------------------------------------------------------------------------------------------
Loans              Waived         Waived         N/A           N/A           N/A
-------------------------------------------------------------------------------------------
Termination of     Not Waived     Not Waived     Not Waived    Not Waived    N/A
Plan
-------------------------------------------------------------------------------------------
Hardships          Waived         Waived         Waived        N/A           N/A
-------------------------------------------------------------------------------------------
Return of Excess   Waived         Waived         Waived        Waived        N/A
-------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund, and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of the Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A and Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trust has two Funds and only one series and the Trustees have not authorized any additional series of the Fund, although they may do so in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Trust into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class or series of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter or credit card checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

The Fund has qualified and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses). As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after

May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that will enable the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interests of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $7,980,391 of capital loss carryforwards as of the tax year ended May 31, 1997, of which $653,763 expires in 1998, $2,207,560 expires in 1999, $23,234 expires in 2000, $4,062,681 expires in 2001, $427,159 expires in 2002, $427,511 expires in 2004 and $178,483 expires in 2005, available to offset future net capital gains.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income, including such income, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangibles property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

For the 30-day period ended November 30, 1997, the annualized yield for the Fund's Class A and Class B shares were 5.35% and 4.77%, respectively. The average annual return for the Fund's Class A and Class B shares for the period from December 31, 1991 (inception of the Fund) through November 30, 1997 were 5.00% and 4.85%, respectively. For the one year period ended November 30, 1997, the average annual returns were 4.04% and 3.48%, respectively. For the five year period ended November 30, 1997, the average annual returns were 4.69% and 4.63%, respectively.

Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge, where applicable) on the last day of the period, according to the following standard formula:

                     Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a = dividends and interest earned during the period.

b = net expenses accrued during the period.

c = the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.

d = the maximum offering price per share on the last day of the period (NAV where applicable).

Total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P = a hypothetical initial investment of $1,000.

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 investment made at designated periods or fraction thereof.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of Class A or Class B shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's total return and/or yield will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper -- Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibbotson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well a the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the Adviser, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers to reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will not make any commitment to allocate portfolio transactions upon any prescribed basis. While the Adviser's officers will be primarily responsible for the allocation of the Fund's brokerage business, the policies in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended March 31, 1997, 1996, and 1995, no negotiated brokerage commissions were paid on portfolio transactions. For the period from April 1, 1997 to May 31, 1997, no negotiated brokerage commissions were paid on portfolio transactions.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the period from April 1, 1997 to May 31, 1997, the Fund did not pay commissions to compensate any brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the years ended March 31, 1997, 1996 and 1995, the Fund did not execute any portfolio transactions with any Affiliated Broker. For the period from April 1, 1997 to May 31, 1997, the Fund did not execute any portfolio transactions with any Affiliated Broker.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company
Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc. , 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays an annual fee of $20.00 for each Class A shareholder account and $22.50 for each Class B shareholder account plus certain out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF THE FUND

Portfolio securities of the Fund are held pursuant to custodian agreements between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information as of the Funds fiscal period ended May 31, 1997 have been audited by Ernst & Young LLP for the periods indicated in their report, appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of various debt instruments. Their ratings are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. Such limitations include the following: the rating of an issue is heavily weighted by past developments and does not necessarily reflect probable future conditions; there is frequently a lag between the time a rating is assigned and the time it is updated; and there are varying degrees of difference in credit risk of securities in each rating category. Therefore, it should be understood, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Description of Bond Ratings Moody's Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated b generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principle or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Ratings Group

AAA: Bonds rated AAA have the higher rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A: Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

Quality Distribution. The average weighted quality distribution of the securities in the portfolio for the period ended May 31, 1997.

John Hancock Intermediate Maturity Government Fund

-------------------------------------------------------------------------------------------------------------------
                            Year-to-Date                    Rating                      Rating
                            Average           % of          Assigned       % of         Assigned by       % of
Security Ratings            Value             Portfolio     by Adviser     Portfolio    Service           Portfolio
----------------            -----             ---------     ----------     ---------    -------           ---------
-------------------------------------------------------------------------------------------------------------------
AAA                         $27,820,184        96.0%        0              0.0%         $27,820,184        96.0%
AA                                    0         0.0%        0              0.0%                   0         0.0%
A                                     0         0.0%        0              0.0%                   0         0.0%
BAA                                   0         0.0%        0              0.0%                   0         0.0%
BA                                    0         0.0%        0              0.0%                   0         0.0%
B                                     0         0.0%        0              0.0%                   0         0.0%
CAA                                   0         0.0%        0              0.0%                   0         0.0%
CA                                    0         0.0%        0              0.0%                   0         0.0%
C                                     0         0.0%        0              0.0%                   0         0.0%
D                                     0                     0
                            -----------                     -----------                 -----------
Debt-Securities             $27,820,184        96.0%        0              0.0%         $27,820,184        96.0%
Equities Securities                   0         0.0%
Short-Term Securities         1,155,667         4.0%
                            -----------
Total Portfolio              28,975,851       100.0%
Other Assets -- Net              (7,043)
                            -----------
Net Assets                  $28,968,808
                            ===========
-------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS



                                       F-1